UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2023

Date of reporting period: October 31, 2023

Item 1.	Reports to Stockholders.

(a)	A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund II

Investment Advisor

Kopernik Global Investors, LLC

KGGIX | KGGAX

Kopernik Global All-Cap Fund

KGIIX | KGIRX

Kopernik International Fund

Annual Report

OCTOBER 31, 2023

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2023

The Funds file their complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Funds’ Forms N-Q and Form N-PORT reports are available on the SEC’s website at https://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-887-4KGI; and (ii) on the SEC’s website at https://www.sec.gov.

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OCTOBER 31, 2023

SHAREHOLDERS’ LETTER (UNAUDITED)

Dear Fellow Shareholders:

Kopernik Global Investors, LLC is designed to put investor interests first. Using the same philosophy and process that our Chief Investment Officer, David Iben, has evolved over his four-decade career, we are committed to: Adherence to our time-tested, common sense investment process.

●	Adherence to our time-tested, common sense investment process.

●	Maintaining a manageable size of assets under management.

●	Investing at a significant discount to our calculated risk-adjusted intrinsic value.

●	Employee ownership of the firm.

●	Significant employee investment in the funds.

We view these attributes as indispensable for our goal of generating significant excess returns, perhaps particularly the size of assets under management. The outcome of this process is an idiosyncratic portfolio of what we believe are good, but often misunderstood, companies.

Kopernik draws from the same investment team, process, and philosophy in managing both the Kopernik Global All-Cap (the “Global All-Cap Fund”) and Kopernik International Fund (the “International Fund”). November 1, 2023, marked the 10-year anniversary of the Global All-Cap Fund. The Global All-Cap Fund’s assets under management (“AUM”) increased from $1.8 billion to $2.1 billion over the past fiscal year. The Global All-Cap Fund was temporarily re-opened at the beginning of 2023, after being soft closed since June 1, 2021. Our decision to re-open the Fund to new investors (effective January 3, 2023) was two-fold: the bear market in stocks had increased our investment opportunity set at that time, resulting in the Fund’s holdings falling to attractive prices; and, some of our key intermediary clients expressed requests to purchase shares for their clients who have come in post the soft-close. Consistent with our pledge to keep Kopernik’s AUM at an optimal level, both on the firm and vehicle/client level, the Fund was soft closed again effective June 1, 2023. The International Fund, which was launched on June 30, 2015, marked its 8-year anniversary. The Fund AUM has slightly increased over the past fiscal year. As of October 31, 2023, its AUM was at $556 million, compared to $526 million from a year ago. Kopernik’s overall assets, including advisory only assets, increased from $5.5 billion to $5.9 billion.

July 1, 2023, marked Kopernik’s 10-year anniversary, a decade during which we have formed relationships with incredible clients and shareholders who share our patience and conviction that valuation and scarcity matter. Importantly, employee ownership continually gives us the ability to “weight the wait” in a market environment where active management and small businesses erroneously no longer seem viable business models. Even more than ever, it is our belief that it is essential to look different than the crowd and focus on identifying market inefficiencies through our differentiated approach and commitment to independent thought.

The current market continues to be extremely bifurcated largely due to the popularity of price-agnostic practices, such as indexation, other passive investing, and the use of exchange traded

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funds (“ETF”), accentuated by momentum-chasing algorithms. More than $17.4 trillion since the Great Financial Crisis of 2007, has found its way into index funds. At the end of 2022, passive index funds owned 18% of the domestic equity market capitalization, compared to less than 4% in 2005. In the past five years, US ETF market assets have more than doubled, with the annual trading volumes at an astounding $11 trillion. A flood of assets this size has generally forced the ETF constructors to focus on the largest companies, with the most trading liquidity, in order to accommodate the torrents of money. The sheer weight of this amount of money, pouring into the limited number of large and liquid companies, has distorted prices to an extreme degree. Passive funds arguably deserve a place in large investor’s portfolios. They are low cost, liquid, and tax efficient. However, they do carry risks, not unlike any financial asset. The biggest risk is that ETFs, and other tracking products, do not consider the most important aspect of investing: valuation. In fact, since they focus on how large a company is within the index, they are, in fact, anti-value: companies become a bigger part of portfolios as they rise to more expensive levels. Concurrently, companies that are left outside of the major indexes are dumped at depressed prices by many active managers who scramble to meet redemptions of investors that are flocking into the index funds. When the market is too excited about a particular sector, money gets sucked out of other areas of the market, creating opportunities for long-term, active investors to find good bargains. Especially when faced with challenging market conditions, it is important to remain steadfast in one’s belief in value investing. This bifurcated market has allowed us to buy great companies that are offered at distressed prices. In fact, there are many investment opportunities in the public market that look interesting. Our assessment of value is focused on thoroughly understanding the underlying business, identifying key industry characteristics and risks, appraising a company’s worth, and importantly, risk-adjusting the intrinsic value to account for various risks that could prevent intrinsic value from fully materializing in the future. We buy securities at a price that offers a large discount to our risk-adjusted intrinsic value. This approach sounds straightforward, but practicing it requires enormous reserves of discipline, courage, and perseverance in the face of a market that constantly sends misleading messages. The optimal time to buy something is often when pessimism is at its maximum, as sellers are abundant and competition from other buyers is few and far between. To act in this manner requires a high degree of conviction in our positions. More than four decades of investing experience has demonstrated that our best investments have been those where conviction, based upon strong research-driven appraisals, has enabled us to stay the course in the face of extreme prejudice against that investment. We are willing to commit capital and be patient when we have a firm belief that the upside is substantial, relative to the downside, and is worth waiting for.

While a year ago the “bubble in everything” was beginning to collapse, the past fiscal year was marked by a stampede back into speculative investments. It has once again been a particularly lucrative environment for the frothy areas from 2021’s peak, including ‘meme’ stocks, other story stocks, crypto currencies, unprofitable tech stocks, and leveraged funds. On the positive side, pockets of value are beginning to rally. This includes what we refer to as latent cash flow, valuable assets that become undervalued in their pre-cash flow stages. The continuation of reckless monetary and fiscal policies still does not appear to worry most people, but an increasing number of investors are looking towards value as a refuge from the coming storm

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and for its significant potential for appreciation.

Navigating manic markets where “growth” stocks are once again soundly beating value has been an enigma. Unprecedented challenges associated with the bear market in fixed income and increase in inflation still seems to bother no one and many now believe they are in reprieve. Certainly, “inflation-beneficiaries” are once again inexpensive and fixed-income securities are back to pricing in zero inflation over the long term. Times like this scream for rational and independent thought. The strength of the team becomes paramount. With this in mind, we have steadily strengthened our team of forty-two professionals, including thirteen dedicated to research. They are here to provide the solid, logical research required to stay the course during tough times. Additionally, we have a team of investor-relations professionals committed to providing you with a thorough understanding of what we do, and more importantly, how we do it and why. This, we hope, is helpful to you as well, as you navigate this fascinating, wild, investment environment. We have a very seasoned business and operations team dedicated to getting information to you timely, accurately, and effectively. They, in turn, work with our partner SEI Investments Company, providing middle- and back-office, and fund administration services, and other industry leading providers ensuring high quality business infrastructure. We are dedicated to meeting the long-term investment needs of the Fund shareholders, our fellow investors.

This is a fulfilling, interesting, and gratifying business. It is never more gratifying than now, when we can offer a very attractively valued portfolio, in an environment that generally offers a lot of risks and little prospect for returns. We believe it is highly important to communicate why we perceive such an environment. For our thoughts and perspectives, please refer to Viewpoints from our investment team, including The Antidote to Correlation webinars, podcast and video interviews, and the quarterly call transcripts on Kopernik’s website (www. kopernikglobal.com).

An important factor in the success of our investing strategy over the past several decades has been an investor base that is aligned with our highly differentiated approach, which is too idiosyncratic for many. We are incredibly grateful to you, our fellow investors, who have been with us during these very volatile years. It’s a privilege for Kopernik to be entrusted with the important task of both protecting, and growing, your wealth. We take this responsibility seriously and work hard each day hunting for value in the global market.

David B. Iben, CFA, Chief Investment Officer

Neda Yarich, President

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

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Forward earnings is not a forecast of the Fund’s future performance.

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OCTOBER 31, 2023

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

Kopernik Global All-Cap Fund

Kopernik Global Investors, LLC (“Kopernik”) is now into its 11th year of existence, and we want to express a huge amount of gratitude to you, our shareholders. For the majority of this time, value investing and active investing have been out of favor. Kopernik’s unique brand of value investing experienced a hostile environment in 2014 and 2015, when the Kopernik Global All-Cap Fund (the “Fund”) was down 30%, but fortunately things have gone quite well since the bottom in January 2016. Since then, the Fund’s returns have not only well exceeded the MSCI ACWI and MSCI ACWI-Value indices but have outperformed the MSCI ACWI-Growth and S&P 500 indices (with dividends re-invested). We are pleased that the markets seem to be starting to appreciate some of the values that we’ve unearthed.

As has been the case for many years, fundamentals remain out of sync with market prices, especially in the United States, where markets continue to seem priced for perfection even in the face of higher interest rates, continued inflation, large budget deficits, and substantial debt. Despite these undeniable headwinds, 2023 saw large-cap technology stocks come back from their sell off in 2022 with a vengeance. As of this writing, the NASDAQ 100 is only 3% off its high, driven by the Magnificent 71, which now make up 44% of that index and account for 74% of its year-to-date performance. This environment has made it difficult for many investors to keep faith in value investing. Thankfully, as a bottom-up, fundamental, global investment manager, we are finding high-quality companies trading at massive discounts in parts of the world that are unloved and/or industries that are unpopular or perceived to be too risky. Our commitment to remain capacity constrained allows us to invest in all market capitalizations, and our disciplined active management style means that volatility is opportunity, not risk. We found many opportunities during the past fiscal year; now, we will discuss some of those opportunities, as well as the areas in which holdings contributed and detracted from Fund performance.

High-Quality Businesses for Deep Value Prices: Emerging Markets (EMs) and Infrastructure

If one believes in cycles, now is a great time to be an active manager. The deluge of money flowing into passive vehicles has led to a bifurcation between large- and small-cap companies, growth and value, and developed and emerging markets.

The bifurcation in EMs is extremely pronounced. While emerging markets do carry more risk, especially geopolitical risk, we believe investors are over discounting these risks and have taken the approach of avoiding entire countries completely. Eliminating risk (defined as the possibility of permanent loss of capital) is impossible whether someone is investing in emerging markets or in developed markets like the United States and Canada. Thus, investors should demand to be overcompensated for taking risk and diversify, enabling positive investment outcomes that much more than offset the ill-fated ones.

1Apple, Microsoft, Alphabet (Google), Amazon, Nvidia, Tesla, and Meta (Facebook)

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Investors who shun emerging markets are neglecting huge swaths of the global economy. Emerging markets are not a “niche;” they account for more than 40% of global gross domestic product (GDP), 76% of global land, and 87% of the global population. Meanwhile, contrary to prevailing thought, emerging markets are arguably less risky: debt is elevated across the globe, but EMs (ex-China) are much better situated, as the tables below show.

Table 1. Global Public Debt, 2007–21 (Percent of GDP, weighted averages)

	2007	2008	2009	2010	Average 2011-18	2019	2020	2021

World	61.2	64.1	74.8	76.9	80.9	84.1	99.8	95.7
Advanced Economies	71.8	78.5	91.8	98.2	105.2	105.3	124.6	119.5
Euro Area	66.0	69.7	80.4	86.0	92.1	85.8	99.0	97.5
Japan	172.8	180.7	198.7	205.7	229.1	236.3	259.4	262.5
United Kingdom	43.0	50.7	64.6	75.7	85.2	84.8	103.6	103.8
United States	64.6	73.4	86.6	95.1	104.7	108.8	134.5	128.1
Emerging Market Economies	35.0	32.9	38.4	37.4	43.3	54.2	64.5	64.0
China	29.2	27.2	34.6	33.9	42.6	57.2	68.1	71.5
Others	36.7	34.7	40.0	38.7	43.7	51.9	61.4	57.6
Low-Income Developing Countries	29.2	27.3	29.6	28.0	34.8	42.9	48.6	48.7

Source: IMF Global Debt Database, 2022

Table 2. Global Private Debt, 2007–21 (Percent of GDP, weighted averages)

	2007	2008	2009	2010	Average 2011-18	2019	2020	2021

World	136.0	137.2	142.6	137.1	140.5	146.2	159.5	153.5
Advanced Economies	164.0	168.0	171.8	166.8	164.2	165.3	179.6	174.5
Euro Area	153.4	159.1	167.1	166.7	164.4	160.8	174.1	169.0
Japan	158.8	163.8	170.3	162.8	158.4	164.4	184.1	187.1
United Kingdom	175.6	185.7	185.4	177.7	163.2	154.8	169.1	157.8
United States	169.2	168.8	167.5	159.0	151.0	151.6	165.2	159.1
Emerging Market Economies	67.6	71.3	81.6	83.7	107.5	123.9	136.6	130.1
China	105.8	105.8	127.8	138.4	169.4	189.5	200.8	193.6
Others	56.0	59.7	62.6	61.8	69.2	72.9	80.4	74.0
Low-Income Developing Countries	19.7	21.6	24.6	24.2	28.4	35.5	38.0	40.0

Source: IMF Global Debt Database, 2022

However, investors have been slow to realize this. Emerging markets make up only 10% of the global market, and, in many cases emerging market country indices are priced at levels similar to 15 years ago. As a result, we have been able to buy high quality franchises, the same kind that investors are tripping over themselves to buy in the U.S., for significant discounts to Kopernik’s estimated risk adjusted intrinsic value.

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Utilities provide the infrastructure for electricity, the life-blood of the global economy. The Fund owns leading electricity generation companies in emerging markets. Brazil’s Centrais Eletricas Brasileiras SA (“Eletrobras”), China’s CGN Power Co Ltd (“CGN Power”), and Russia’s RusHydro PJSC (“RusHydro”) generate clean, cheap, carbon-free power (Eletrobras’s and RusHydro’s electricity generation is 92% and 82% hydroelectric, respectively, while CGN Power is 100% nuclear). Further, we see significant opportunities in agricultural companies in countries like Argentina, Indonesia, Malaysia, and Ukraine, all of which have high quality topsoil and trade at significant discounts to what we estimate the land to be worth. These companies are also heavily discounted compared to similar properties elsewhere, in some cases trading for less than one-fifth of the price of agricultural land in the U.S. In financials, the Fund owns dominant banks such Halyk Savings Bank of Kazakhstan JSC and Sberbank of Russia PJSC. Both are well managed, have conservative balance sheets, and provide credit to unlevered economies, all attributes which make them arguably less risky than most of their developed market brethren. All of these companies trade at a significant discount to Kopernik’s estimated risk-adjusted intrinsic value and are trading below tangible book value, are inexpensive on earnings, and/or are trading below replacement value.

Some Emerging Markets Are Indistinguishable from Developed Markets

South Korea, while an emerging market according to MSCI, is more similar than dissimilar to a developed market. South Korea’s GDP per capita (in purchasing power parity terms) is roughly the same as that of the European Union, and South Korea is the world’s fifth-easiest country in which to do business, according to the World Bank. South Korea ranks higher than the U.S. in educational outcomes and life expectancy and has a lower poverty rate and lower budget deficit as a percentage of GDP. One of the major reasons MSCI continues to classify South Korea as emerging is that the market is difficult for foreigners to access. However, it seems the country is taking steps to resolve these issues. Further, while corporate governance is also problematic, we have come across far worse governance in many developed countries in which we invest, including the U.S.

Because it is classified as emerging, and the market is pricing it as such, the Kopernik research team continues to find many exciting opportunities in South Korea. For reference, the Korea Composite Stock Price Index (KOSPI) trades at 90% price-to-book and a price-to-earnings multiple that is 30% less than that of the major U.S. indices, and is the same price today as it was in 2011. It is worth noting that Financial Times Stock Exchange (FTSE) currently categorizes South Korea as developed and that Grant’s Interest Rate Observer recently made a case that MSCI might switch their rating next June.

The Fund’s largest positions include LG Uplus Corp and KT Corp, two of the largest telecom companies in South Korea and parts of a triopoly of telephone companies in that country. Both trade at single-digit earnings multiples and significant discounts to book value; both also currently earn lower than average margins, meaning there is significant upside should margins converge to the industry average.

Other significant positions in the Fund include Hyundai Department Store Co Ltd, one of three

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large Korean department store brands; Hyundai Motor Co, a leading automobile manufacturer with 5% global market share; LG Corp, a holding company with a variety of business segments; and Korea Electric Power Corp, a leading electric utility. All of the Fund’s South Korean holdings are trading well below book value and are inexpensive on normalized earnings. South Korean companies contributed 1.8% to the Fund’s performance during the fiscal year.

Pockets of Value in Developed Markets

While generally more expensive, we have found pockets of value in developed markets. One example was U.S. regional airline SkyWest Inc (“SkyWest”), which operates flights in the U.S., Mexico, Canada, and the Caribbean under code-sharing agreements with the major U.S. airlines. The Fund previously owned SkyWest but eliminated the position on higher prices in 2016. In the fourth quarter of 2022, the position was re-initiated. The share price had dropped over 75% as the market exhibited concern that the company would not perform well due to a shortage of pilots caused by a rapid increase in pilot attrition during and after the Covid-19 pandemic, something we viewed as a short-term and solvable problem. At the time of purchase, SkyWest was trading at less than 40% of book value. Less than one year later the stock is up 130% [from initiation], and once again we have trimmed the majority of the position.

The Japanese market has been undervalued for many years, although it has performed well recently and we have trimmed our positions back accordingly. Even with strong price appreciation, many Japanese companies remain attractive. This includes conglomerates Mitsubishi Corp and Mitsui & Co Ltd, which are inexpensive on book value and undervalued on a sum-of-the-parts valuation basis, as well as Japanese healthcare companies Medipal Holdings Corp (“Medipal”), Suzuken Co Ltd/Aichi Japan, and Toho Holdings Co Ltd. Each of these healthcare companies has a strong balance sheet and is undervalued on enterprise value/sales. Overall, Japanese companies contributed 3.2% to total Fund returns during the fiscal year.

Opportunities in Energy

We also are finding value in U.S. natural gas companies. The U.S. continues to be in an oversupplied market due to undisciplined supply growth and limited options for exporting the commodity. Prices in the U.S. are one-quarter of the price in Europe and one-sixth of the price in Asia. This dynamic, plus the environmental, social, and governance (ESG)-induced pressure to divest from hydrocarbons has kept the stock prices of natural gas companies in the U.S., including portfolio holdings Range Resources and Southwestern Energy, at attractive levels. We continue to have a position in both companies as we still see significant upside should natural gas prices around the world converge. This is something we view as likely to happen given there are 7 new liquified natural gas export facilities amounting to 80 million tons/year of capacity under construction in the United States as we write. That being said, the Fund’s position is much smaller than it was during the downturn in 2020 when these stocks were priced for bankruptcy. Prices have appreciated and we have trimmed accordingly.

Outside of natural gas, the Fund continues to have exposure to uranium (albeit at a reduced

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level from past years), oil, and coal companies where we see significant upside. While uranium has been up over the past 3 years, it has not been a straight shot and we have taken advantage of the volatility to trim and add to our exposure opportunistically. In general, we trimmed significantly after uranium companies performed very strongly in 2021, added in 2022 when uranium stocks fell, and reduced exposure again in 2023 as prices appreciated.

The market is increasingly recognizing that companies with exposure to uranium are significantly undervalued, something we have discussed many times previously. Years of depressed prices have meant stagnant supply growth for the past decade. NAC Kazatomprom JSC (“Kazatomprom”), the world’s largest uranium producer, has kept production levels at 80% for the last seven years. They now plan to reverse, increasing production back to 100% in 2025. Kazatomprom accounts for 24% of the global supply of mined uranium, with production of roughly 24 million pounds/year and reserves of more than 700 million lbs. and owns the lowest-cost uranium mines in the world.

We continue to see value in some of the uranium miners, but are finding more value in the holding companies, which buy and hold physical uranium, giving us exposure to the commodity without the mining risk.

Gold and Migratory Inflation

As we have discussed in detail elsewhere, the eighteenth-century Irish French economist Richard Cantillon pointed out that, post a significant increase to the money supply, prices rise unevenly. Some things will go up more and some less; some things will go up sooner and some later. Items closer to the source, such as financial assets, tend to increase sooner, while items further away, such as commodities, will feel the effects later as the money migrates through the system.

The Kopernik research team has spent many hours discussing which industries are beneficiaries of the vast increase in money supply that has occurred in the years since the Global Financial Crisis. In our opinion, scarce, needed, real assets should benefit. Gold meets this criteria, and the price has shown to be highly correlated with the monetary base over the long term. Yet, since 2011, the money supply is up more than 200%, while gold has remained nearly flat. For now, with exciting momentum markets diverting investors’ attention, investors see no need to own money that cannot be printed by central banks. We expect that will change with time.

While investors find gold unexciting, they find gold miners to be uninvestable; gold miners are down 50% since 2011 while junior miners are down 70%, even though the gold price is flat. The market is right to discount the substantial risks the gold miners have. Management teams have poorly allocated capital in the past, and mining businesses face significant operational risks in challenging jurisdictions. However, we believe the market is overly negative. Many gold companies are trading well below liquidation value. Thus, we expect to make money if gold prices remain at current levels and have positive returns if gold backs the monetary base at a more normal level. As was the case with oil, natural gas, uranium, and copper in 2020, the “high-optionality” stocks for companies laden with long-lived resources appear to

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be particularly undervalued.

To mitigate the very real risks detailed above, we demand large discounts and diversify across countries, management teams, mining assets, and business models. The Fund owns streaming companies, such as Wheaton Precious Metals Corp and Royal Gold Inc., that have invested countercyclically and are less exposed to operational risk senior producers, including gold miners Harmony Gold Mining Co Ltd and Barrick Gold Corp, platinum group metals producers such as Impala Platinum Holdings Ltd, and silver producers such as Pan American Silver Corp; as well as a handful of junior mining companies that own huge precious metal resource bases. Junior miners with significant undeveloped resources have more risk. However, while the market takes this additional risk and ignores them completely, we say that more risk necessitates a larger margin of safety. The Fund has positions in junior gold miners such as Northern Dynasty Minerals Ltd and Seabridge Gold Inc. These companies have extremely large deposits with strong optionality to a higher gold price. Optionality remains egregiously mispriced, in our opinion.

Perhaps optionality remains mispriced because the gold price has had a lackluster response to high inflation levels and geopolitical instability. In our opinion, optionality is also mispriced because of the misapplication of the discounted cash flow (DCF) model, which penalizes companies that lack current cashflow. In a DCF model, time is the enemy. In mining, the best companies are ones that have reserves that will produce for decades. Time is our friend when dealing with underpriced goods. In our opinion, a Black-Scholes option model is much more appropriate for determining the value of real asset companies. The differences between option models and DCF models are staggering. We discussed this in our second quarter 2023 conference call (available on our website), but are happy to discuss the concept at length, as it is more technical in nature. Kopernik values its mining companies on a reserve basis, accounting for both producing and non-producing assets and risk-adjusting to account for asset quality, geopolitical risk, and management challenges.

Volatility is another reason that gold miners are unpopular. As active investors, volatility is a tool at our disposal. In his book, The Most Important Thing, Howard Marks does an excellent job of illustrating the point that because volatility is considered risky to some investors, they sell stocks down to attractive levels, which in turn causes those stocks to become low risk to long-term investors who understand that risk is the prospect of permanent loss of capital rather than short-term price fluctuations. We have used volatility opportunistically, and, as a result, the Fund’s gold mining holdings have contributed more to returns since inception compared to the gold mining ETF over the same time period. This year, we remained invested at our 25% maximum position limit in metals & mining, utilizing volatility in prices to best optimize Fund returns in the industry. We traded around existing positions as prices fluctuated and added several new companies to the Fund: Aris Mining Corp (“Aris Mining”), a Canadian-based precious metals mining company with a large reserve base in Colombia, Guyana, and Canada; Sandstorm Gold Ltd (“Sandstorm”), a precious metals streaming company also based in Canada; and Newmont Corp (“Newmont”), the world’s largest gold producer. Newcrest Mining Ltd (“Newcrest”), a large holding in the Fund and one of its largest contributors to performance

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for the fiscal year, initially rejected a takeover offer from Newmont before accepting a revised offer at a price 10% higher than the one initially offered. The offer was below what we estimated Newcrest to be worth, and we voted against the acquisition. The Fund had owned Newcrest for many years and, while we saw more upside in Newcrest as a standalone entity, Newmont provides exposure to world-class assets at a discount. The Fund also re-initiated a position in Barrick Gold Corp (“Barrick”), a leading gold producer based in Canada. The Fund’s materials sector, comprised mostly of precious metal mining companies, was the largest contributor to the Fund on a sector basis during the year, contributing 6.9%.

Detractors from Overall Fund Returns

Although the Fund had strong performance for the fiscal year, there were detractors. One detractor was the Fund’s put option on the S&P 500 Index, which detracted 0.4% from total Fund returns over the course of the fiscal year. As with everything in which we invest, price is paramount. The Fund re-initiated a position in the put option in January when implied volatility once again reached an attractive level. Market optimism and valuations in the United States were and are high. As of this writing, the S&P 500 Index is up 19% year to date, driven for the most part by the performance of the aforementioned Magnificent 7. Without those seven stocks, the S&P is flat in 2023. We believe that current valuations are not sustainable, and that volatility is extremely undervalued.

New Positions in the Fund

We found multiple investment opportunities during the fiscal year.

As discussed above, the Fund re-initiated a position in the put option on the S&P 500 Index as implied volatility fell to make the risk-reward very compelling.

As discussed above, we found many values in Emerging Markets. In Asia, we initiated positions in Alibaba Group Holding Ltd (“Alibaba”), the largest ecommerce provider in China; China Shenhua Energy Co Ltd, the largest coal producer in that country and the second largest in the world; LX Holdings Corp, a South Korean industrial conglomerate with multiple business segments; Genting Plantations Bhd, a Malaysian palm oil producer; and Sinopharm Group Co Ltd (“Sinopharm”), a Chinese pharmaceutical distributor. The Fund also initiated positions in Petroleo Brasileiro SA, a leading Brazilian vertically integrated oil and gas company; and Cresud SACIF y A, an Argentinian conglomerate with agriculture and real estate segments.

Elsewhere, the Fund initiated positions in Aris Mining, Barrick, Newmont, Sandstorm, and SkyWest Inc (discussed above); Denison Mines Corp, a U.S.-based uranium development company; K+S AG, a German potash producer; BASF SE (“BASF”), a German chemicals producer; and Vodafone Group PLC, a global telecommunications company based in the United Kingdom with exposure to 17 different European and African countries. All of the new positions in the Fund are undervalued on multiple metrics and trade at discounts to Kopernik’s estimated risk-adjusted intrinsic values.

Eliminations from the Fund

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2023

The Fund eliminated positions in SJM Holdings Ltd, Organo Corp, Tsakos Energy Navigation Ltd, Kion Group AG, BASF, Sinopharm, Hyster-Yale Materials Handling Inc, Stolt-Nielsen Ltd, Ryosan Co Ltd, Alibaba, Tachi-S Co Ltd, and Icom Inc as prices appreciated.

The Fund eliminated its position in Credit Suisse Group AG, a major Swiss bank, following the Swiss government’s forced sale to UBS, a decision we believe was not warranted. (UBS has subsequently admitted to making a $29 billion profit on their $3.2 billion acquisition.) We saw significantly less upside in UBS and exited our position. The Fund also eliminated its positions in Electricite de France SA, a French nuclear utility, after that country effectively nationalized the company and we were forced to sell our shares; Sabina Gold & Silver Corp, which was acquired by another miner with less upside; Turquoise Hill Resources Ltd after it was bought out by Rio Tinto (we voted against the acquisition); Sabre Corp, where we lost confidence in management, particularly after a very expensive debt offering; and Kernel Holding SA, where the majority shareholder issued a tender offer and planned to de-list the shares.

Summary

We continue to be excited by the Fund’s significant potential for upside over the long run. Our investment process is centered on buying and holding companies trading at significant discounts to Kopernik’s risk-adjusted intrinsic values, and we view volatility as an opportunity to add and trim. It is worth re-emphasizing that the market’s distaste for volatility has caused extreme bifurcations in valuations. We are able to purchase high-quality companies at deep discounts. It is our privilege to continue to serve the role of trusted advisor and fiduciary, using our experience and independent thought to research and select companies that have the ability to provide significant returns for our shareholders. You can count on us to employ our disciplined, fundamentals-based, long-term approach that has produced a proven track record throughout full market cycles. As always, thank you for your support.

Kind Regards,

Kopernik Global Investors, LLC

The value of local Russian security holdings and Russian GDR/ADR holdings in the Fund reflect fair value pricing. As of October 31, 2023, Russian securities represented approximately 4.2% of the Fund and overall detracted 0.4% from Fund performance returns. Kopernik remains unable to trade most Russian securities due to decisions by both the U.S. and Russian governments. We continue to actively monitor events and any new developments or changing requirements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2023

Definition of Comparative Indices

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

S&P 500 Index is an American stock market index that tracks the 500 most widely held common stocks listed on the New York Stock Exchange or NASDAQ and captures approximately 80% coverage of available U.S. market capitalization. The Index seeks to represent the entire U.S. stock market by reflecting the risk and return of all large-cap companies.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2023

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

Kopernik International Fund

Dear Fellow Shareholders:

Kopernik Global Investors, LLC (“Kopernik”) is now into its 11th year of existence, and we want to express a huge amount of gratitude to you, our shareholders. For the majority of this time, value investing and active investing have been out of favor. Kopernik’s unique brand of value investing experienced a hostile environment in 2014 and 2015; the Kopernik International Fund (the “Fund”) was established in 2015, and fortunately, things have gone quite well since the bottom in January 2016. Since then, the Fund’s returns have strongly outpaced those of the MSCI ACWI ex-US and MSCI ACWI-Value indices. We are pleased that the markets seem to be starting to appreciate some of the values that we’ve unearthed.

As has been the case for many years, fundamentals remain out of sync with market prices, especially in the United States, where markets continue to seem priced for perfection even in the face of higher interest rates, continued inflation, large budget deficits, and substantial debt. Despite these undeniable headwinds, 2023 saw large-cap technology stocks come back from their sell off in 2022 with a vengeance. As of this writing, the NASDAQ 100 is only 3% off its high, driven by the Magnificent 71, which now make up 44% of that index and account for 74% of its year-to-date performance. This environment has made it difficult for many investors to keep faith in value investing. Thankfully, as a bottom-up, fundamental, global investment manager, we are finding high-quality companies trading at massive discounts in parts of the world that are unloved and/or industries that are unpopular or perceived to be too risky. Our disciplined active management style means that volatility is opportunity, not risk. We found many opportunities during the past fiscal year; now, we will discuss some of those opportunities, as well as the areas in which holdings contributed and detracted from Fund performance.

High-Quality Businesses for Deep Value Prices: Emerging Markets (EMs) and Infrastructure

If one believes in cycles, now is a great time to be an active manager. The deluge of money flowing into passive vehicles has led to a bifurcation between large- and small-cap companies, growth and value, and developed and emerging markets.

The bifurcation in EMs is extremely pronounced. While emerging markets do carry more risk, especially geopolitical risk, we believe investors are over discounting these risks and have taken the approach of avoiding entire countries completely. Eliminating risk (defined as the possibility of permanent loss of capital) is impossible whether someone is investing in emerging markets or in developed markets like the United States and Canada. Thus, investors should demand to be overcompensated for taking risk and diversify, enabling positive investment outcomes that much more than offset the ill-fated ones.

1 Apple, Microsoft, Alphabet (Google), Amazon, Nvidia, Tesla, and Meta (Facebook)

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2023

Investors who shun emerging markets are neglecting huge swaths of the global economy. Emerging markets are not a “niche;” they account for more than 40% of global gross domestic product (GDP), 76% of global land, and 87% of the global population. Meanwhile, contrary to prevailing thought, emerging markets are arguably less risky: debt is elevated across the globe, but EMs (ex-China) are much better situated, as the tables below show.

Table 1. Global Public Debt, 2007–21 (Percent of GDP, weighted averages)

	2007	2008	2009	2010	Average 2011-18	2019	2020	2021

World	61.2	64.1	74.8	76.9	80.9	84.1	99.8	95.7
Advanced Economies	71.8	78.5	91.8	98.2	105.2	105.3	124.6	119.5
Euro Area	66.0	69.7	80.4	86.0	92.1	85.8	99.0	97.5
Japan	172.8	180.7	198.7	205.7	229.1	236.3	259.4	262.5
United Kingdom	43.0	50.7	64.6	75.7	85.2	84.8	103.6	103.8
United States	64.6	73.4	86.6	95.1	104.7	108.8	134.5	128.1
Emerging Market Economies	35.0	32.9	38.4	37.4	43.3	54.2	64.5	64.0
China	29.2	27.2	34.6	33.9	42.6	57.2	68.1	71.5
Others	36.7	34.7	40.0	38.7	43.7	51.9	61.4	57.6
Low-Income Developing Countries	29.2	27.3	29.6	28.0	34.8	42.9	48.6	48.7

Source: IMF Global Debt Database, 2022

Table 2. Global Private Debt, 2007–21 (Percent of GDP, weighted averages)

	2007	2008	2009	2010	Average 2011-18	2019	2020	2021

World	136.0	137.2	142.6	137.1	140.5	146.2	159.5	153.5
Advanced Economies	164.0	168.0	171.8	166.8	164.2	165.3	179.6	174.5
Euro Area	153.4	159.1	167.1	166.7	164.4	160.8	174.1	169.0
Japan	158.8	163.8	170.3	162.8	158.4	164.4	184.1	187.1
United Kingdom	175.6	185.7	185.4	177.7	163.2	154.8	169.1	157.8
United States	169.2	168.8	167.5	159.0	151.0	151.6	165.2	159.1
Emerging Market Economies	67.6	71.3	81.6	83.7	107.5	123.9	136.6	130.1
China	105.8	105.8	127.8	138.4	169.4	189.5	200.8	193.6
Others	56.0	59.7	62.6	61.8	69.2	72.9	80.4	74.0
Low-Income Developing Countries	19.7	21.6	24.6	24.2	28.4	35.5	38.0	40.0

Source: IMF Global Debt Database, 2022

However, investors have been slow to realize this. Emerging markets make up only 10% of the global market, and in many cases emerging market indices are priced at levels similar to 15 years ago. As a result, we have been able to buy high quality franchises, the same kind that investors are tripping over themselves to buy in the U.S., for significant discounts to Kopernik’s estimated risk adjusted intrinsic value. Companies in emerging markets contributed 9.0% to the Fund’s returns during the fiscal year.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2023

Utilities provide the infrastructure for electricity, the life-blood of the global economy. The Fund owns leading electricity generation companies in Emerging Markets. Brazil’s Centrais Eletricas Brasileiras SA (“Eletrobras”), China’s CGN Power Co Ltd (“CGN Power”), and Russia’s RusHydro PJSC (“RusHydro”) generate clean, cheap, carbon-free power (Eletrobras’s and RusHydro’s electricity generation is 92% and 82% hydroelectric, respectively, while CGN Power is 100% nuclear). Further, we see significant opportunities in agricultural companies in countries like Indonesia, Malaysia, and Ukraine, all of which have high quality topsoil and trade at significant discounts to what we estimate the land to be worth. These companies are also heavily discounted compared to similar properties elsewhere, in some cases trading for less than one-fifth the price of agricultural land in the U.S. In financials, the Fund owns dominant banks such Halyk Savings Bank of Kazakhstan and Sberbank PJSC. Both are well managed, have conservative balance sheets, and provide credit to unlevered economies, all attributes which make them arguably less risky than most of their developed market brethren. All of these companies trade at a significant discount to Kopernik’s estimated risk-adjusted intrinsic value and are trading below tangible book value, are inexpensive on earnings, and/or are trading below replacement value.

Some Emerging Markets Are Indistinguishable from Developed Markets

South Korea, while an emerging market according to MSCI, is more similar than dissimilar to a developed market. South Korea’s GDP per capita (in purchasing power parity terms) is roughly the same as that of the European Union, and South Korea is the world’s fifth-easiest country in which to do business, according to the World Bank. South Korea ranks higher than the U.S. in educational outcomes and life expectancy and has a lower poverty rate and lower budget deficit as a percentage of GDP. One of the major reasons MSCI continues to classify South Korea as emerging is that the market is difficult for foreigners to access. However, it seems the country is taking steps to resolve these issues. Further, while corporate governance is also problematic, we have come across far worse governance in many developed countries in which we invest, including the U.S.

Because it is classified as emerging, and the market is pricing it as such, the Kopernik research team continues to find many exciting opportunities in South Korea. For reference, the Korea Composite Stock Price Index (KOSPI) trades at 90% price-to-book and a price-to-earnings multiple that is 30% less than that of the major U.S. indices, and is the same price today as it was in 2011. It is worth noting that Financial Times Stock Exchange (FTSE) currently categorizes South Korea as developed and that Grant’s Interest Rate Observer recently made a case that MSCI might switch their rating next June.

Two of the Fund’s larger positions are LG Uplus Corp and KT Corp, two of the largest telecom companies in South Korea and parts of a triopoly of telephone companies in that country. Both trade at single-digit earnings multiples and significant discounts to book value; both also currently earn lower than average margins, meaning there is significant upside should margins converge to the industry average.

Other significant positions in the Fund include Hyundai Mobis Co Ltd., a manufacturer of

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2023

automobile components; Hyundai Motor Co, a leading automobile manufacturer with 5% global market share; Lotte Chemical Corp, one of the largest petrochemical manufacturing companies in Korea; LG Corp, a holding company with a variety of business segments; and Korea Electric Power Corp, a leading electric utility. All of the Fund’s South Korean holdings are trading well below book value and are inexpensive on normalized earnings.

Pockets of Value in Developed Markets

While generally more expensive, we have found pockets of value in developed markets, including Canada and Japan. The Fund owns many Canadian metals & mining and energy companies, industries discussed in greater detail below. The Japanese market has been undervalued for many years, although it has performed well recently and we have trimmed our positions back accordingly. Even with strong price appreciation, many Japanese companies remain attractive. This includes conglomerates Mitsubishi Corp and Mitsui & Co, which are inexpensive on book value and undervalued on a sum-of-the-parts valuation basis, as well as Japanese healthcare companies Medipal Holdings Corp (“Medipal”), Suzuken Co Ltd/Aichi Japan, and Toho Holdings Co Ltd. Each of these healthcare companies has a strong balance sheet and is undervalued on enterprise value/sales. Overall, Japanese companies contributed 2.2% to total Fund returns during the fiscal year.

Opportunities in Energy

The Fund continues to have exposure to uranium (albeit at a reduced level from past years), natural gas, oil, and coal companies where we see significant upside. While uranium has been up over the past 3 years, it has not been a straight shot and we have trimmed and added to our exposure taking advantage of the volatility. In general, we trimmed significantly after uranium companies performed very strongly in 2021, added in 2022 when uranium stocks fell, and reduced exposure again in 2023 as prices appreciated.

The market is increasingly recognizing that companies with exposure to uranium are significantly undervalued, something we have discussed many times previously. Nuclear power is cheap, clean, and carbon free, and there are over 50 new nuclear reactors being constructed worldwide; however, years of depressed prices have meant stagnant supply growth for the past decade. NAC Kazatomprom JSC (“Kazatomprom”), the world’s largest uranium producer, has kept production levels at 80% for the last seven years. They now plan to reverse, increasing production back to 100% in 2025. Kazatomprom accounts for 24% of the global supply of mined uranium, with production of roughly 24 million pounds/year and reserves of more than 700 million lbs. and owns the lowest-cost uranium mines in the world. Kazatomprom is one of the Fund’s largest positions and contributed 2.2% to total Fund returns during the fiscal year.

We continue to see value in some of the uranium miners, but are finding more value in the holding companies, which buy and hold physical uranium, giving us exposure to the commodity without the mining risk.

In oil, the Fund owns several oil producing companies, including Inpex Corp, a Japanese oil and gas company with liquified natural gas (LNG) projects in Indonesia and Australia; MEG

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2023

Energy Corp, a Canadian oil sands producer with a large reserve base; and Petroleo Brasileiro SA (“Petrobras”), a Brazilian integrated oil and gas company with both upstream production and downstream refining businesses. Petrobras was a new initiation to the Fund during the fiscal year. Energy was the Fund’s largest contributor on a sector basis for the fiscal year, contributing 5.6% to total Fund returns.

Gold and Migratory Inflation

As we have discussed in detail elsewhere, the eighteenth-century Irish French economist Richard Cantillon pointed out that, post a significant increase to the money supply, prices rise unevenly. Some things will go up more and some less; some things will go up sooner and some later. Items closer to the source, such as financial assets, tend to increase sooner, while items further away, such as commodities, will feel the effects later as the money migrates through the system.

The Kopernik research team has spent many hours discussing which industries are beneficiaries of the vast increase in money supply that has occurred in the years since the Global Financial Crisis. In our opinion, scarce, needed, real assets should benefit. Gold meets this criteria, and the price has shown to be highly correlated with the monetary base over the long term. Yet, since 2011, the money supply is up more than 200%, while gold has remained nearly flat. For now, with exciting momentum markets diverting investors’ attention, investors see no need to own money that cannot be printed by central banks. We expect that will change with time.

While investors find gold unexciting, they find gold miners to be uninvestable; gold miners are down 50% since 2011 while junior miners are down 70%, even though the gold price is flat. The market is right to discount the substantial risks the gold miners have. Management teams have poorly allocated capital in the past, and mining businesses face significant operational risks in challenging jurisdictions. However, we believe the market is overly negative. Many gold companies are trading well below liquidation value. Thus, we expect to make money if gold prices remain at current levels and have positive returns if gold backs the monetary base at a more normal level. As was the case with oil, natural gas, uranium, and copper in 2020, the “high-optionality” stocks for companies laden with long-lived resources appear to be particularly undervalued.

To mitigate the very real risks detailed above, we demand large discounts and diversify across countries, management teams, mining assets, and business models. The Fund owns streaming companies, such as Wheaton Precious Metals Corp and Royal Gold Inc., that have invested countercyclically and are less exposed to operational risk, and producers, including gold miners Harmony Gold Mining Co Ltd and Barrick Gold Corp (“Barrick”), platinum group metals producers such as Impala Platinum Holdings Ltd, and silver producers such as Pan American Silver Corp. The mining companies have very large deposits with strong optionality to a higher gold price. Optionality remains egregiously mispriced, in our opinion.

Perhaps optionality remains mispriced because the gold price has had a lackluster response to high inflation levels and geopolitical instability. In our opinion, optionality is also mispriced

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2023

because of the misapplication of the discounted cash flow (DCF) model, which penalizes companies that lack current cashflow. In a DCF model, time is the enemy. In mining, the best companies are ones that have reserves that will produce for decades. Time is our friend when dealing with underpriced goods. In our opinion, a Black-Scholes option model is much more appropriate for determining the value of real asset companies. The differences between option models and DCF models are staggering. We discussed this in our second quarter 2023 conference call (available on our website), but are happy to discuss the concept at length, as it is more technical in nature. Kopernik values its mining companies on a reserve basis, accounting for both producing and non-producing assets and risk-adjusting to account for asset quality, geopolitical risk, and management challenges.

Volatility is another reason that gold miners are unpopular. As active investors, volatility is a tool at our disposal. In his book, The Most Important Thing, Howard Marks does an excellent job of illustrating the point that because volatility is considered risky to some investors, they sell stocks down to attractive levels, which in turn causes those stocks to become low risk to long-term investors who understand that risk is the prospect of permanent loss of capital rather than short-term price fluctuations. We have used volatility opportunistically, and, as a result, the Fund’s gold mining holdings have contributed more to returns since inception compared to the gold mining ETF over the same time period. This year, we remained invested at our 25% maximum position limit in metals & mining, utilizing volatility in prices to best optimize Fund returns in the industry. We traded around existing positions as prices fluctuated and added two new companies to the Fund: Barrick, a leading gold producer based in Canada; and Newmont Gold Corp (“Newmont”), the world’s largest gold producer. Newcrest Mining Ltd (“Newcrest”), a large holding in the Fund and one of its largest contributors to performance for the fiscal year, initially rejected a takeover offer from Newmont before accepting a revised offer at a price 10% higher than the one initially offered. The offer was below what we estimated Newcrest to be worth, and we voted against the acquisition. The Fund had owned Newcrest for many years and, while we saw more upside in Newcrest as a standalone entity, Newmont provides exposure to world-class assets at a discount. The Fund’s materials sector, comprised mostly of precious metal mining companies, was the second-largest contributor to the Fund on a sector basis during the year, contributing 4.7%.

New Positions in the Fund

We found multiple investment opportunities during the fiscal year.

The Fund initiated a position on a put option on the S&P 500 Index. As with everything in which we invest, price is paramount. The Fund initiated a position in the put option in June when implied volatility reached an attractive level. Market optimism and valuations in the United States were and are high. We believe that current valuations are not sustainable, and that volatility remains extremely inexpensive. The put option was a positive contributor to total Fund returns during the fiscal year, contributing 2.2%

As discussed above, we found many values in Emerging Markets. In Asia, we initiated positions in China Shenhua Energy Co Ltd, the largest coal producer in that country and the second

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2023

largest in the world; and Kasikornbank PCL, a leading Thai bank. The Fund also initiated a position in Petrobras as described above.

Elsewhere, the Fund initiated positions in Medipal (discussed above); K+S AG, a German potash producer; the Sprott Physical Uranium Trust, a uranium holding company that purchases and holds physical uranium; NexGen Energy Ltd, a uranium miner with a development project in the Athabasca region of Canada; Credit Suisse Group AG (“Credit Suisse”), a major Swiss bank; Vodafone Group PLC, a telecommunications company based in the UK with exposure to 17 different African and European countries; and Sinopharm Group Co Ltd (“Sinopharm”), the leading pharmaceutical and medical device distributor in China. The Fund also initiated positions in Newmont and Barrick as described above. All of the new positions in the Fund are undervalued on multiple metrics and trade at discounts to Kopernik’s estimated risk-adjusted intrinsic values.

Eliminations from the Fund

The Fund eliminated positions in SJM Holdings Ltd, Kion Group AG, Sinopharm, Air Lease Corp, Alibaba Group Holding Ltd, and TS Tech Co Ltd as prices appreciated.

The Fund eliminated its position in Credit Suisse following the Swiss government’s forced sale to UBS, a decision we believe was not warranted. (UBS has subsequently admitted to making a $29 billion profit on their $3.2 billion acquisition.) We saw significantly less upside in UBS and exited our position. The Fund also eliminated its positions in Electricite de France SA, a French nuclear utility, after that country effectively nationalized the company and we were forced to sell our shares; Sabre Corp, where we lost confidence in management, particularly after a very expensive debt offering; Veon Ltd after the company’s sale of its Russian assets substantially decreased what we believed it to be worth; and Turquoise Hill Resources Ltd after it was bought out by Rio Tinto (we voted against the acquisition).

Summary

We continue to be excited by the Fund’s significant potential for upside over the long run. Our investment process is centered on buying and holding companies trading at significant discounts to Kopernik’s risk-adjusted intrinsic values, and we view volatility as an opportunity to add and trim. It is worth re-emphasizing that the market’s distaste for volatility has caused extreme bifurcations in valuations. We are able to purchase high-quality companies at deep discounts. It is our privilege to continue to serve the role of trusted advisor and fiduciary, using our experience and independent thought to research and select companies that have the ability to provide significant returns for our shareholders. You can count on us to employ our disciplined, fundamentals-based, long-term approach that has produced a proven track record throughout full market cycles. As always, thank you for your support.

Kind Regards,

Kopernik Global Investors, LLC

The value of local Russian security holdings and Russian GDR/ADR holdings in the Fund reflect fair value pricing. As of October 31, 2023, Russian securities represented approximately 5.9% of the Fund and overall

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2023

contributed 2.0% to Fund performance returns. Kopernik remains unable to trade most Russian securities due to decisions by both the U.S. and Russian governments. We continue to actively monitor events and any new developments or changing requirements.

Definition of Comparative Index

MSCI All Country World Index ex-US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World ex-US Index captures large and mid-cap representation across 22 developed (excluding the United States) and 26 emerging market country indexes.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2023

GROWTH OF A $1,000,000 INVESTMENT (UNAUDITED)

	Annualized Total Return for the Year Ended October 31, 2023(1)

	One Year Return	Annualized Three Year Return	Annualized Five Year Return	Annualized Inception to Date*
Class A Shares, with load**	11.95%	8.85%	9.70%	5.10%
Class A Shares, without load**	18.83%	11.02%	11.00%	5.72%
Class I Shares	19.15%	11.30%	11.26%	5.97%
MSCI All Country World Index	10.50%	6.68%	7.47%	6.85%

* Commenced operations on November 1, 2013.

** Refers to the individual maximum sales charge of 5.75%.

^ The graph is based on Class I Shares only; performance for Class A Shares would have been lower due to differences in fee structures.

(1) If the Adviser had not limited certain expenses, the Fund’s total returns would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 13.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2023

GROWTH OF A $1,000,000 INVESTMENT (UNAUDITED)

	Annualized Total Return for the Year Ended October 31, 2023(1)

	One Year Return	Annualized Three Year Return	Annualized Five Year Return	Annualized Inception to Date
Class I Shares	20.65%	7.55%	8.56%	6.95%*
Investor Shares	20.40%	7.28%	N/A	8.29%**
MSCI All Country World ex-US Index	12.07%	3.03%	3.46%	2.92%

* Class I Shares commenced operations on June 30, 2015.

** Investor Class Shares commenced operations on December 10, 2018.

(1) If the Adviser had not limited certain expenses, the Fund’s total returns would have been lower.

N/A – Not Applicable

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 21.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2023

SECTOR WEIGHTINGS (UNAUDITED)†:

† Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 78.2%	Shares	Value

ARGENTINA — 0.1%

Cresud ADR *	286,873	$2,074,092

BRAZIL — 1.4%

Centrais Eletricas Brasileiras SA	4,401,911	30,296,288

CANADA — 14.4%

Aris Mining Corp. * † (A)	4,345,596	10,811,110

Artemis Gold, Inc. * (A)	5,780,491	21,217,018

Bear Creek Mining Corp. *(B)	12,752,179	1,655,231

Cameco Corp.	143,748	5,880,731

Denison Mines Corp. *	4,357,142	6,975,198

Dundee Corp., Cl A * (A)(B)	2,419,423	1,831,905

Equinox Gold Corp. * (A)	7,906,979	34,609,961

Fission Uranium Corp. * (A)	19,081,000	12,796,344

Gabriel Resources, Ltd. * † (A)(B)	60,679,056	18,815,211

IAMGOLD *	7,515,486	19,089,334

International Tower Hill Mines, Ltd. * (A)(B)	6,548,183	2,534,802

Ivanhoe Mines, Ltd., Cl A *	2,769,100	20,407,573

MEG Energy Corp. *	283,294	5,597,444

The accompanying notes are an integral part of the financial statements.

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ALL-CAP FUND
OCTOBER 31, 2023

COMMON STOCK — continued	Shares	Value

CANADA — continued

NexGen Energy, Ltd. *	1,007,926	$6,083,534

Northern Dynasty Minerals, Ltd. (CAD) * (A)	2,873,848	922,201

Northern Dynasty Minerals, Ltd. (USD) *	15,400,762	4,914,383

Novagold Resources, Inc. *	3,283,187	11,556,818

Pan American Silver Corp.	1,581,860	23,110,498

Perpetua Resources * (A)	2,329,638	8,409,993

Sandstorm Gold, Ltd.	1,142,031	5,207,661

Seabridge Gold, Inc. (CAD) *	1,422,848	15,564,885

Seabridge Gold, Inc. (USD) * (A)	1,232,599	13,509,285

Sprott, Inc.	315,840	9,158,050

Western Copper & Gold Corp. *	2,673,969	3,277,986

Wheaton Precious Metals Corp.	951,819	40,214,353

		304,151,509

CHINA — 5.1%

CGN Power Co., Ltd., Cl H (C)	168,194,000	40,418,296

China Communications Services, Cl H (A)	47,476,000	19,418,932

China Shenhua Energy Co., Ltd., Cl H	3,599,500	11,032,368

Guangshen Railway Co., Ltd., Cl H * (A)	46,838,679	8,376,930

Hi Sun Technology China, Ltd. * (A)(B)	68,610,000	4,471,072

PAX Global Technology, Ltd.	4,830,000	3,333,930

Shanghai Electric Group Co., Ltd., Cl H *	44,488,000	9,378,516

Sinopec Engineering Group, Cl H	11,534,000	5,764,269

Sinopharm Group, Cl H	2,059,600	4,925,087

		107,119,400

FRANCE — 0.5%

Carrefour SA	642,071	11,256,446

GERMANY — 1.2%

BASF	105,565	4,877,860

K+S AG	1,241,612	20,873,002

		25,750,862

HONG KONG — 3.2%

CK Hutchison Holdings, Ltd.	7,300,500	36,957,220

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2023

COMMON STOCK — continued	Shares	Value

HONG KONG — continued

First Pacific	32,514,000	$12,308,672

Luks Group Vietnam Holdings Co., Ltd. (A)(B)	9,255,000	1,170,883

WH Group, Ltd.	29,659,500	17,713,638

		68,150,413

JAPAN — 5.7%

Fukuda Corp. (A)	229,200	7,429,983

Inpex Corp.	411,900	5,977,030

Japan Petroleum Exploration Co., Ltd.	311,600	10,669,681

Kamigumi Co., Ltd.	613,550	12,446,814

Kato Sangyo Co., Ltd.	199,200	5,600,920

KYORIN Pharmaceutical Holdings, Inc. (A)	1,707,600	20,141,902

Medipal Holdings	186,600	3,137,304

Mitsubishi Corp.	102,600	4,782,756

Mitsui & Co., Ltd.	161,700	5,876,853

Suzuken Co., Ltd.	538,100	16,481,905

Toho Holdings Co., Ltd.	273,400	6,163,287

West Japan Railway Co.	559,500	21,325,092

		120,033,527

KAZAKHSTAN — 4.2%

Halyk Savings Bank of Kazakhstan JSC GDR (B)	1,631,333	20,391,663

NAC Kazatomprom JSC GDR	593,652	24,046,024

NAC Kazatomprom JSC GDR (C)	1,110,803	44,993,357

		89,431,044

LEBANON — 0.1%

Solidere ADR *(B)(D)	174,732	1,746,883

MALAYSIA — 0.5%

Genting Plantations BHD	5,255,800	5,978,893

Oriental Holdings (B)	3,509,400	4,640,407

		10,619,300

RUSSIA — 3.9%

Etalon Group GDR * (A)(B)(D)	12,510,957	3,329,166

Federal Grid - Rosseti PJSC *(B)(D)	17,511,927,373	7,398,113

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2023

COMMON STOCK — continued	Shares	Value

RUSSIA — continued

Gazprom PJSC *(B)(D)	25,899,221	$14,042,558

Lenta International PJSC GDR *(B)(D)	6,287,850	2,953,403

LSR Group PJSC, Cl A (B)(D)	1,673,664	3,587,107

Moscow Exchange MICEX-RTS PJSC (B)(D)	14,084,614	8,661,864

Polyus PJSC GDR *(B)(D)	613,103	11,311,505

RusHydro PJSC (B)(D)	6,529,118,388	16,975,708

Sberbank of Russia PJSC (B)(D)	12,648,865	10,967,143

VTB Bank PJSC *(B)(D)	47,423,109,862	3,874,343

		83,100,910

SINGAPORE — 3.8%

First Resources, Ltd.	17,874,500	19,735,686

Golden Agri-Resources, Ltd.	288,590,500	56,939,897

Yoma Strategic Holdings, Ltd. * (A)(B)	66,818,200	3,706,613

		80,382,196

SOUTH AFRICA — 4.6%

Anglo American Platinum	32,913	1,099,675

Gold Fields, Ltd.	1,454,022	19,181,384

Harmony Gold Mining Co., Ltd.	64,096	293,872

Harmony Gold Mining Co., Ltd. ADR	8,488,978	38,115,511

Impala Platinum Holdings, Ltd.	9,460,979	39,410,578

		98,101,020

SOUTH KOREA — 15.9%

Chong Kun Dang Pharmaceutical	9,366	658,115

DL E&C Co., Ltd. (A)	895,371	22,757,828

GS Holdings	352,459	10,292,463

Hana Financial Group	542,701	15,780,000

Hankook Tire Worldwide Co., Ltd.	1,527,090	13,890,787

Hyundai Department Store Co. (A)	578,316	22,903,940

Korea Electric Power Corp. *	2,593,309	32,460,248

Korea Electric Power Corp. ADR *	198,178	1,206,904

Korean Reinsurance	1,475,388	9,704,283

KT Corp.	3,152,987	76,277,609

KT Corp. ADR	2,729,628	32,973,906

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2023

COMMON STOCK — continued	Shares	Value

SOUTH KOREA — continued

LG Corp.	425,753	$24,369,682

LG Uplus Corp.	6,193,075	46,415,319

Lotte Chemical Corp.	202,541	21,995,342

LX Holdings	417,447	2,087,928

PHA Co., Ltd.	420,687	2,806,127

		336,580,481

SRI LANKA — 0.2%

Hemas Holdings PLC (A)(B)	16,019,905	3,471,957

THAILAND — 0.5%

Kasikornbank PLC	2,959,100	10,822,170

UKRAINE — 0.7%

Astarta Holding NV (A)(B)	659,000	4,675,382

MHP SE (LSE Shares) GDR *(B)	3,339,875	10,311,322

MHP SE (USD Shares) GDR * (A)(B)(C)	44,627	137,779

		15,124,483

UNITED KINGDOM — 1.5%

Vodafone Group	6,080,258	5,597,120

Yellow Cake PLC * (A)(C)	3,986,469	26,774,546

		32,371,666

UNITED STATES — 10.7%

Air Lease Corp., Cl A	113,738	3,938,747

Ivanhoe Electric *	227,995	2,334,669

Newmont Corp.	166,469	6,237,593

Newmont Corp. CDI *	1,803,500	69,111,919

Range Resources Corp.	1,224,308	43,879,199

Royal Gold, Inc.	266,029	27,754,806

SkyWest, Inc. *	134,760	5,682,829

Southwestern Energy Co. *	9,519,691	67,875,396

		226,815,158

TOTAL COMMON STOCK

(Cost $1,820,055,827)		1,657,399,805

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2023

U.S TREASURY OBLIGATIONS — 10.9%	Face Amount	Value

United States Treasury Bills

5.392%, 12/28/23(E)	$10,871,500	$10,779,969

5.344%, 11/21/23(E)	10,811,200	10,779,427

5.342%, 11/16/23(E)	210,682,400	210,219,777

TOTAL U.S TREASURY OBLIGATIONS

(Cost $231,778,967)		231,779,173

PREFERRED STOCK — 3.4%	Shares

BRAZIL — 1.1%

Petroleo Brasileiro (F)	3,254,500	22,418,562

CANADA — 0.1%

Gabriel Resources, Ltd.*(A)(B)(F)	8,432,553	2,614,745

GERMANY — 0.6%

Draegerwerk & KGaA 0.900%(A)	263,336	13,280,225

SOUTH KOREA — 1.6%

Hyundai Motor Co. 4.170%	141,440	10,444,906

Hyundai Motor Co., Series 2 4.170%	304,672	22,634,720

		33,079,626

TOTAL PREFERRED STOCK

(Cost $59,294,620)		71,393,158

UNIT TRUST FUND — 2.8%

CANADA — 2.8%

Sprott Physical Uranium Trust *	3,226,857	58,428,974

TOTAL UNIT TRUST FUND

(Cost $23,665,870)		58,428,974

RIGHTS — 0.1%	Number of Rights

CANADA — 0.1%

Pan American Silver Corp., Expires 02/22/29#(B)(D)	2,532,384	1,268,724

TOTAL RIGHTS

(Cost $–)		1,268,724

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2023

WARRANT — 0.0%	Number of Warrants	Value

CANADA — 0.0%

Bear Creek Mining, Expires 10/08/28*	9,126,364	$329,056

TOTAL WARRANT

(Cost $534,546)		329,056

CONVERTIBLE BOND — 0.0%	Face Amount

INDIA — 0.0%

REI Agro, Ltd. 5.500%, 13/11/14(D)	$723,000	—

TOTAL CONVERTIBLE BOND

(Cost $723,000)		—

SHORT TERM INVESTMENT — 0.1%	Shares	Value

Dreyfus Treasury Securities Cash Management Fund, 4.870%(G)	2,623,703	2,623,703

TOTAL SHORT TERM INVESTMENT

(Cost $2,623,703)		2,623,703

PURCHASED OPTION — 4.6%		Value

UNITED STATES — 4.6% *

TOTAL PURCHASED OPTIONS

(Cost $34,987,972)		96,361,630

TOTAL INVESTMENTS— 100.1%

(Cost $2,173,664,505)		2,119,584,223

Other Assets and Liabilities, Net — (0.1)%		(1,910,602)

NET ASSETS — 100.0%		$2,117,673,62	1

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2023

A list of the exchange traded option contracts held by the Fund at October 31, 2023, is as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value

PURCHASED OPTIONS — 4.6%

Put Options

December 23 Puts on SPXW*	922	$386,668,360	$4,475.00	12/29/23	$25,124,500

November 23 Puts on SPXW*	885	371,151,300	4,560.00	11/30/23	31,798,050

October 23 Puts on SPXW*	1,543	647,103,340	4,450.00	10/31/23	39,439,080

		$1,404,923,000			$96,361,630

TOTAL PURCHASED OPTIONS

(Cost $34,987,972)		$1,404,923,000			$96,361,630

*	Non-income producing security.
†	Restricted Equity.
#	Expiration date unavailable.
(A)	Affiliated investment.
(B)	Securities considered illiquid. The total value of such securities as of October 31, 2023 was $166,545,489 and represented 8.0% of Net Assets.
(C)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities as of October 31, 2023 was $112,323,978 and represents 5.3% of Net Assets.

(D)	Level 3 security in accordance with fair value hierarchy.
(E)	The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(F)	Rate unavailable.
(G)	The rate reported is the 7-day effective yield as of October 31, 2023.

ADR — American Depositary Receipt

CAD — Canadian Dollar

CDI — Chess Depositary Interests

Cl — Class

GDR — Global Depositary Receipt

JSC — Joint-Stock Company

LSE — London Stock Exchange

Ltd. — Limited

PJSC — Public Joint-Stock Company

PLC — Public Limited Company

SPXW — Standard and Poor’s 500 Index Weekly

USD — United States Dollar

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2023

The following is a summary of the level of inputs us as of October 31, 2023, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock

Argentina	$2,074,092	$—	$—	$2,074,092

Brazil	30,296,288	—	—	30,296,288

Canada	304,151,509	—	—	304,151,509

China	—	107,119,400	—	107,119,400

France	—	11,256,446	—	11,256,446

Germany	—	25,750,862	—	25,750,862

Hong Kong	1,170,883	66,979,530	—	68,150,413

Japan	—	120,033,527	—	120,033,527

Kazakhstan	20,391,663	69,039,381	—	89,431,044

Lebanon	—	—	1,746,883	1,746,883

Malaysia	10,619,300	—	—	10,619,300

Russia	—	—	83,100,910	83,100,910

Singapore	—	80,382,196	—	80,382,196

South Africa	38,115,511	59,985,509	—	98,101,020

South Korea	34,180,810	302,399,671	—	336,580,481

Sri Lanka	3,471,957	—	—	3,471,957

Thailand	—	10,822,170	—	10,822,170

Ukraine	—	15,124,483	—	15,124,483

United Kingdom	—	32,371,666	—	32,371,666

United States	226,815,158	—	—	226,815,158

Total Common Stock	671,287,171	901,264,841	84,847,793	1,657,399,805

U.S Treasury Obligations

United States	—	231,779,173	—	231,779,173

Preferred Stock

Brazil	22,418,562	—	—	22,418,562

Canada	—	2,614,745	—	2,614,745

Germany	—	13,280,225	—	13,280,225

South Korea	—	33,079,626	—	33,079,626

Total Preferred Stock	22,418,562	48,974,596	—	71,393,158

Unit Trust Fund

Canada	58,428,974	—	—	58,428,974

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2023

Investments in Securities	Level 1	Level 2	Level 3	Total

Rights

Canada	—	—	1,268,724	1,268,724

Warrant

Canada	—	329,056	—	329,056

Convertible Bond

India	—	—	—	—

Short Term Investment

United States	—	2,623,703	—	2,623,703

Purchased Options

United States	96,361,630	—	—	96,361,630

Total Investments in Securities	$848,496,337	$1,184,971,369	$86,116,517	$2,119,584,223

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock	Convertible Bond	Rights	Total

Beginning balance as of November 1, 2022	$93,899,270	$—	$1,519,430	$95,418,700

Accrued discounts/premiums	—	—	—	—

Realized gain/(loss)	—	—	—	—

Change in unrealized appreciation/(depreciation)	(9,051,477)	—	(250,706)	(9,302,183)

Purchases	—	—	—	—

Sales	—	—	—	—

Transfers into Level 3	—	—	—	—

Transfers out of Level 3	—	—	—	—

Ending balance as of October 31, 2023	$ 84,847,793	$—	$1,268,724	$86,116,517

Change in unrealized gains (losses) included in earnings related to securities still held at reporting period date	$(9,051,477)	$—	$(250,706)	$(9,302,183)

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2023

As of October 31, 2023, the Global All Cap Fund owned private placement investments that were purchased through private offerings or acquired through initial public offerings or acquired through restructuring and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Funds have generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of these investments. The acquisition dates of these investments, the enforceable right to acquire these securities, along with their cost and values at October 31, 2023, were as follows:

Description	Number of Shares	Acquisition Date/Right to Acquire Date	Cost	Market Value

Common Stock
Aris Mining Corp.	4,345,596	5/12/2021	$10,356,110	10,811,110
Gabriel Resources, Ltd.	60,679,056	5/31/2021	$17,344,165	18,815,211

			$27,700,275	29,626,321

The following issuers are affiliated with the Funds; that is, the Adviser had control of 5% or more of the outstanding voting securities during the period from October 31, 2022 through October 31, 2023. As defined in Section (2)(a)(3) of the Investment Company Act of 1940; such issuers are:

Value as of 10/31/2022	Purchases at Cost	Proceeds from Sale	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value as of 10/31/2023	Dividend/ Interest Income
Aris Mining Corp.
$ —	$10,356,110	$—	$—	$455,000	$10,811,110	$—
Artemis Gold, Inc.
15,179,525	859,566	—	—	5,177,927	21,217,018	—
Astarta Holding NV
2,683,429	—	—	—	1,991,953	4,675,382	365,928
China Communications Services, Cl H
10,622,392	3,661,406	—	—	5,135,134	19,418,932	1,139,928
DL E&C Co., Ltd.
5,898,642	16,280,154	—	—	579,032	22,757,828	183,610
Draegerwerk & KGaA
8,911,447	1,785,996	—	—	2,582,782	13,280,225	54,950
Dundee Corp., Cl A
2,184,380	—	—	—	(352,475)	1,831,905	—
Equinox Gold Corp.
27,125,664	6,685,528	(9,672,770)	(4,495,229)	14,966,768	34,609,961	—
Etalon Group GDR
3,265,360	—	—	—	63,806	3,329,166	—
Fission Uranium Corp.
12,147,939	—	(2,426,645)	(338,375)	3,413,425	12,796,344	—
Fukuda Corp.
6,745,217	728,149	—	—	(43,383)	7,429,983	186,818
Gabriel Resources, Ltd.
8,462,598	—	—	—	10,352,613	18,815,211	—
Gabriel Resources, Ltd.
1,176,045	—	—	—	1,438,700	2,614,745	—

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2023

Value as of 10/31/2022	Purchases at Cost	Proceeds from Sale	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value as of 10/31/2023	Dividend/ Interest Income
Guangshen Railway Co., Ltd., Cl H
$ 6,086,316	$—	$—	$—	$2,290,614	$8,376,930	$—
Hemas Holdings PLC
2,415,039	—	—	—	1,056,918	3,471,957	112,143
Hi Sun Technology China, Ltd.
4,982,187	1,811,786	—	—	(2,322,901)	4,471,072	—
Hyundai Department Store Co.
14,500,221	10,692,568	(3,404,298)	(555,716)	1,671,165	22,903,940	402,521
International Tower Hill Mines, Ltd.
2,828,815	—	—	—	(294,013)	2,534,802	—
KYORIN Pharmaceutical Holdings, Inc.
13,159,123	8,000,150	—	—	(1,017,371)	20,141,902	563,873
Luks Group Vietnam Holdings Co., Ltd.
1,167,243	—	—	—	3,640	1,170,883	47,294
MHP SE (USD Shares) GDR
131,650	—	—	—	6,129	137,779	—
Northern Dynasty Minerals, Ltd. (CAD)
696,128	—	—	—	226,073	922,201	—
Perpetua Resources
5,474,649	—	—	—	2,935,344	8,409,993	—
Seabridge Gold, Inc. (USD)
13,193,507	474,600	(557,722)	(332,374)	731,274	13,509,285	—
Yellow Cake PLC
22,345,720	—	(3,141,832)	970,519	6,600,139	26,774,546	—
Yoma Strategic Holdings, Ltd.
3,917,710	—	—	—	(211,097)	3,706,613	—

Totals:
$ 195,300,946	$61,336,013	$(19,203,267)	$(4,751,175)	$57,437,196	$290,119,713	$3,057,065

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2023

SECTOR WEIGHTINGS (UNAUDITED)†:

† Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

SCHEDULE OF INVESTMENTS COMMON STOCK — 74.3%	Shares	Value

AUSTRALIA — 4.6%

Newmont *	667,428	$25,576,528

BRAZIL — 0.9%

Centrais Eletricas Brasileiras SA	722,460	4,972,353

CANADA — 11.4%

Barrick Gold Corp.	880,209	14,065,739

Cameco Corp.	75,823	3,101,919

Equinox Gold Corp. * (A)	1,173,121	5,134,916

Ivanhoe Mines, Ltd., Cl A *	856,800	6,314,401

MEG Energy Corp. *	73,935	1,460,839

NexGen Energy, Ltd. *	265,097	1,600,045

Novagold Resources, Inc. *	1,426,785	5,022,283

Pan American Silver Corp.	564,935	8,253,530

Wheaton Precious Metals Corp.	429,679	18,153,938

		63,107,610

CHINA — 6.1%

CGN Power Co., Ltd., Cl H (B)	48,986,000	11,771,708

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2023

COMMON STOCK — continued	Shares	Value

CHINA — continued

China Communications Services, Cl H (A)	15,706,000	$6,424,167

China Shenhua Energy Co., Ltd., Cl H	991,500	3,038,920

Guangshen Railway Co., Ltd., Cl H * (A)	10,554,000	1,887,545

PAX Global Technology, Ltd.	3,664,000	2,529,093

Shanghai Electric Group Co., Ltd., Cl H *	12,578,000	2,651,568

Shanghai Mechanical and Electrical Industry, Cl B	4,311,615	4,043,316

Sinopharm Group, Cl H	536,800	1,283,641

		33,629,958

FRANCE — 0.5%

Carrefour SA	167,677	2,939,624

GERMANY — 2.4%

BASF	111,853	5,168,410

K+S	493,354	8,293,879

		13,462,289

HONG KONG — 3.2%

CK Hutchison Holdings, Ltd.	1,905,500	9,646,187

K Wah International Holdings, Ltd.	4,468,000	1,199,715

WH Group, Ltd.	11,138,000	6,651,983

		17,497,885

INDONESIA — 0.7%

Indofood Sukses Makmur	9,156,100	3,833,237

JAPAN — 3.8%

Inpex Corp.	316,600	4,594,143

Kamigumi Co., Ltd.	156,800	3,180,931

Medipal Holdings	49,100	825,518

Mitsubishi Corp.	27,000	1,258,620

Mitsui & Co., Ltd.	40,800	1,482,842

Suzuken Co., Ltd.	141,500	4,334,119

West Japan Railway Co.	145,100	5,530,423

		21,206,596

KAZAKHSTAN — 5.3%

Halyk Savings Bank of Kazakhstan JSC GDR (C)	489,752	6,121,900

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2023

COMMON STOCK — continued	Shares	Value

KAZAKHSTAN — continued

NAC Kazatomprom JSC GDR	234,241	$9,487,991

NAC Kazatomprom JSC GDR (B)	335,296	13,581,249

		29,191,140

NETHERLANDS — 0.6%

AerCap Holdings *	52,267	3,246,826

RUSSIA — 6.1%

Federal Grid - Rosseti PJSC *(C)(D)	3,021,385,233	1,276,419

Gazprom Neft PJSC (C)(D)	2,817,940	7,205,984

Gazprom PJSC *(C)(D)	8,122,810	4,407,084

Lenta International PJSC GDR *(C)(D)	1,271,467	597,208

LSR Group PJSC, Cl A (C)(D)	510,671	1,094,504

Moscow Exchange MICEX-RTS PJSC (C)(D)	5,746,159	3,533,817

Polyus PJSC GDR *(C)(D)	249,258	4,598,710

RusHydro PJSC (C)(D)	991,278,397	2,624,548

Sberbank of Russia PJSC (C)(D)	8,292,394	7,189,884

VTB Bank PJSC *(C)(D)	11,647,406,497	951,562

		33,479,720

SINGAPORE — 3.0%

Golden Agri-Resources, Ltd. (A)	83,031,200	16,382,341

SOUTH AFRICA — 4.6%

Anglo American Platinum	8,360	279,321

Gold Fields, Ltd.	629,804	8,308,342

Harmony Gold Mining Co., Ltd. ADR	1,377,674	6,185,756

Impala Platinum Holdings, Ltd.	2,492,852	10,384,204

		25,157,623

SOUTH KOREA — 14.6%

DL E&C Co., Ltd. (A)	188,490	4,790,889

GS Holdings	94,295	2,753,591

Hana Financial Group	142,363	4,139,458

Hyundai Mobis, Co., Ltd.	34,054	5,273,765

Korea Electric Power Corp. *	555,272	6,950,297

Korea Electric Power Corp. ADR *	272,687	1,660,664

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2023

COMMON STOCK — continued	Shares	Value

SOUTH KOREA — continued

KT Corp.	1,000,665	$24,208,261

KT Corp. ADR	639,736	7,728,010

LG Corp.	131,305	7,515,769

LG Uplus Corp.	1,178,211	8,830,353

Lotte Chemical Corp.	63,260	6,869,845

		80,720,902

THAILAND — 0.5%

Kasikornbank PLC	773,000	2,827,055

UKRAINE — 0.4%

MHP SA GDR * (A)(C)	792,536	2,446,827

UNITED KINGDOM — 2.5%

Vodafone Group	1,603,343	1,475,941

Yellow Cake PLC * (A)(B)	1,862,482	12,509,093

		13,985,034

UNITED STATES — 3.1%

Newmont Mining Corp.	188,144	7,049,756

Royal Gold, Inc.	94,398	9,848,543

		16,898,299

TOTAL COMMON STOCK (Cost $473,242,591)		410,561,847

U.S TREASURY OBLIGATIONS — 16.9%	Face Amount

United States Treasury Bills

5.392%, 12/28/23(E)	$52,346,600	51,905,875

5.344%, 11/21/23(E)	41,287,200	41,165,861

TOTAL U.S TREASURY OBLIGATIONS (Cost $93,071,242)		93,071,736

PREFERRED STOCK — 2.3%	Shares

BRAZIL — 1.4%

Petroleo Brasileiro (F)	1,063,800	7,327,967

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2023

PREFERRED STOCK — continued	Shares	Value

SOUTH KOREA — 0.9%

Hyundai Motor Co., Series 2 4.170%	70,222	$5,216,939

TOTAL PREFERRED STOCK (Cost $8,819,385)		12,544,906

UNIT TRUST FUND — 1.4%

CANADA — 1.4%

Sprott Physical Uranium Trust *	432,844	7,837,543

TOTAL UNIT TRUST FUND (Cost $5,079,566)		7,837,543

SHORT TERM INVESTMENT — 0.1%

Dreyfus Treasury Securities Cash Management Fund, 4.870%(G)	546,246	546,246

TOTAL SHORT TERM INVESTMENT (Cost $546,246)		546,246

PURCHASED OPTION — 4.7%		Value

UNITED STATES — 4.7% *

TOTAL PURCHASED OPTIONS (Cost $9,381,017)		25,954,590

TOTAL INVESTMENTS— 99.7% (Cost $590,140,047)		550,516,868

Other Assets and Liabilities, Net — 0.3%		1,419,738

NET ASSETS — 100.0%		$551,936,606

A list of the exchange traded option contracts held by the Fund at October 31, 2023, is as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value

PURCHASED OPTIONS — 4.7%

Put Options

December 23 Puts on SPXW*	243	$101,909,340	$4,475.00	12/29/23	$6,621,750

November 23 Puts on SPXW*	240	100,651,200	4,560.00	11/30/23	8,623,200

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2023

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value

PURCHASED OPTIONS (continued)
October 23 Puts on SPXW*	419	$175,720,220	$4,450.00	10/31/23	$10,709,640

		$378,280,760			$25,954,590

TOTAL PURCHASED OPTIONS

(Cost $9,381,017)		$378,280,760			$25,954,590

*	Non-income producing security.
(A)	Affiliated investment.
(B)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities as of October 31, 2023 was $37,862,050 and represents 6.9% of Net Assets.

(C)	Securities considered illiquid. The total value of such securities as of October 31, 2023 was $42,048,447 and represented 7.6% of Net Assets.
(D)	Level 3 security in accordance with fair value hierarchy.
(E)	The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(F)	Rate unavailable.
(G)	The rate reported is the 7-day effective yield as of October 31, 2023.

ADR — American Depositary Receipt

Cl — Class

GDR — Global Depositary Receipt

JSC — Joint-Stock Company

Ltd. — Limited

PJSC — Public Joint-Stock Company

PLC — Public Limited Company

SPXW — Standard and Poor’s 500 Index Weekly

The following is a summary of the level of inputs us as of October 31, 2023, in valuing the Fund’s investments carried at market value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock

Australia	$25,576,528	$—	$—	$25,576,528

Brazil	4,972,353	—	—	4,972,353

Canada	63,107,610	—	—	63,107,610

China	—	33,629,958	—	33,629,958

France	—	2,939,624	—	2,939,624

Germany	—	13,462,289	—	13,462,289

Hong Kong	—	17,497,885	—	17,497,885

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2023

Investments in Securities	Level 1	Level 2	Level 3	Total
Indonesia	$—	$3,833,237	$—	$3,833,237

Japan	—	21,206,596	—	21,206,596

Kazakhstan	6,121,900	23,069,240	—	29,191,140

Netherlands	3,246,826	—	—	3,246,826

Russia	—	—	33,479,720	33,479,720

Singapore	—	16,382,341	—	16,382,341

South Africa	6,185,756	18,971,867	—	25,157,623

South Korea	9,388,674	71,332,228	—	80,720,902

Thailand	—	2,827,055	—	2,827,055

Ukraine	—	2,446,827	—	2,446,827

United Kingdom	—	13,985,034	—	13,985,034

United States	16,898,299	—	—	16,898,299

Total Common Stock	135,497,946	241,584,181	33,479,720	410,561,847

U.S Treasury Obligations

United States	—	93,071,736	—	93,071,736

Preferred Stock

Brazil	7,327,967	—	—	7,327,967

South Korea	—	5,216,939	—	5,216,939

Total Preferred Stock	7,327,967	5,216,939	—	12,544,906

Unit Trust Fund

Canada	7,837,543	—	—	7,837,543

Short Term Investment

United States	—	546,246	—	546,246

Purchased Options

United States	—	25,954,590	—	25,954,590

Total Investments in Securities	$150,663,456	$366,373,692	$33,479,720	$550,516,868

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock

Beginning balance as of November 1, 2022	$31,777,266

Accrued discounts/premiums	—

Realized gain/(loss)	—

Change in unrealized appreciation/(depreciation)	1,702,454

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2023

Common Stock

Purchases	—

Sales	—

Transfers into Level 3	—

Transfers out of Level 3	—

Ending balance as of October 31, 2023	$33,479,720

Change in unrealized gains (losses) included in earnings related to securities still held at reporting period date	$1,702,454

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The following issuers are affiliated with the Funds; that is, the Adviser had control of 5% or more of the outstanding voting securities during the period from October 31, 2022 through October 31, 2023 As defined in Section (2)(a)(3) of the Investment Company Act of 1940; such issuers are:

Value as of 10/31/2022	Purchases at Cost	Proceeds from Sale	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value as of 10/31/2023	Dividend/ Interest Income
China Communications Services, Cl H
$ 2,983,555	$4,018,929	$(3,415,099)	$(204,077)	$3,040,859	$6,424,167	$423,876
DL E&C Co., Ltd.
3,032,021	1,745,604	—	—	13,264	4,790,889	125,710
Equinox Gold Corp.
1,476,188	4,318,585	(2,502,984)	489,008	1,354,119	5,134,916	—
Golden Agri-Resources, Ltd.
12,651,076	6,691,325	(2,754,489)	290,422	(495,993)	16,382,341	884,913
Guangshen Railway Co., Ltd., Cl H
1,409,092	—	(80,751)	22,707	536,497	1,887,545	—
MHP SA GDR
2,337,981	—	—	—	108,846	2,446,827	—
Yellow Cake PLC
6,161,535	2,880,502	—	—	3,467,056	12,509,093	—

Totals:
$ 30,051,448	$19,654,945	$(8,753,323)	$598,060	$8,024,648	$49,575,778	$1,434,499

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2023

STATEMENTS OF ASSETS AND LIABILITIES

	Kopernik Global All-Cap Fund	Kopernik International Fund
Assets:
Investments, at Value (Cost $1,826,377,316 and $543,782,269)	$1,829,464,510	$500,941,090
Affiliated Investments, at Value (Cost $347,287,189 and $46,357,778)	290,119,713	49,575,778
Cash	13,897,134	5,952,213
Foreign Currency, at Value (Cost $13,578,741 and $3,131,508)	11,337,402	2,554,080
Receivable for Capital Shares Sold	10,299,730	798,682
Dividend and Interest Receivable	3,119,962	669,091
Reclaim Receivable	770,137	141,867
Receivable for Investment Securities Sold	466,831	791,149
Dividend and Interest Receivable from Affiliated Investments	190,807	—
Unrealized Gain on Foreign Spot Currency Contracts	923	3,034
Prepaid Expenses	33,166	19,642

Total Assets	2,159,700,315	561,446,626

Liabilities:
Payable for Investment Securities Purchased	7,204,063	8,240,316
Payable for Investment Securities Purchased from Affiliated Investments	2,147,138	—
Payable for Capital Shares Redeemed	30,664,701	701,981
Payable due to Adviser	1,603,110	414,696
Payable due to Administrator	127,118	32,883
Distribution Fees Payable (Class A Shares)	15,302	3,121
Payable due to Trustees	10,091	2,619
Chief Compliance Officer Fees Payable	2,783	722
Other Accrued Expenses and Other Payables	252,388	113,682

Total Liabilities	42,026,694	9,510,020

Commitments and Contingencies†

Net Assets	$2,117,673,621	$551,936,606

Net Assets Consist of:
Paid-in Capital	$2,167,054,604	$562,312,902
Total Distributable Loss	(49,380,983)	(10,376,296)

Net Assets	$2,117,673,621	$551,936,606

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2023

STATEMENTS OF ASSETS AND LIABILITIES
	Kopernik Global All-Cap Fund	Kopernik International Fund
Class A Shares:
Net Assets	$80,525,484	N/A
Outstanding Shares of beneficial interest (unlimited authorization - no par value)	6,645,789	N/A
Net Asset Value Offering and Redemption Price, Per Share*	$12.12	N/A

Maximum Offering Price Per Share ((12.120000) and $–/94.25%)	$12.86	N/A

Investor Shares:
Net Assets	N/A	$15,765,773
Outstanding Shares of beneficial interest (unlimited authorization - no par value)	N/A	1,076,257
Net Asset Value Offering and Redemption Price, Per Share	N/A	$14.65

Class I Shares:
Net Assets	2,037,148,137	536,170,833
Outstanding Shares of beneficial interest (unlimited authorization - no par value)	168,802,423	36,392,357
Net Asset Value Offering and Redemption Price, Per Share	12.07	14.73

* Class A Shares are subject to a maximum contingent deferred sales charge of 0.75% if shares are redeemed within 18 months of purchase.

† See Note 5 in the Notes to Financial Statements.

N/A — not applicable

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
For the year ended
October 31, 2023

STATEMENTS OF OPERATIONS
	Kopernik Global All-Cap Fund	Kopernik International Fund

Investment Income:
Dividends	$58,921,100	$16,629,449
Dividends from Affiliated Investments	3,057,065	1,434,499
Interest	11,858,960	5,903,470
Less: Foreign Taxes Withheld	(3,387,060)	(1,323,011)

Total Investment Income	70,450,065	22,644,407

Expenses:
Investment Advisory Fees	18,034,465	5,270,617
Administration Fees	1,435,113	419,876
Distribution Fees (Class A Shares)	195,599	40,557
Trustees’ Fees	40,260	13,085
Chief Compliance Officer Fees	6,642	2,979
Custodian Fees	654,679	188,985
Legal Fees	176,459	48,783
Transfer Agent Fees	137,013	73,044
Printing Fees	108,166	70,668
Registration and Filing Fees	86,584	61,313
Audit Fees	40,942	26,082
Other Expenses	46,993	20,968

Total Expenses	20,962,915	6,236,957

Less:
Fees Paid Indirectly — Note 4	(36,446)	(14,752)

Net Expenses	20,926,469	6,222,205

Net Investment Income	49,523,596	16,422,202

Net Realized Gain (Loss) on:
Investments	133,882,513	33,045,186
Affiliated Investments	(4,751,175)	598,060
Purchased Options	(66,973,396)	(5,673,494)
Foreign Currency Transactions	(1,019,743)	(132,986)

Net Realized Gain	61,138,199	27,836,766

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	103,567,873	39,212,559
Affiliated Investments	57,437,196	8,024,648
Purchased Options	61,373,658	16,573,573
Foreign Currency Transactions	(4,089,382)	(1,140,084)

Net Change in Unrealized Appreciation	218,289,345	62,670,696

Net Realized and Unrealized Gain	279,427,544	90,507,462

Net Increase in Net Assets Resulting from Operations	$328,951,140	$106,929,664

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net Investment Income	$49,523,596	$23,526,451
Net Realized Gain	61,138,199	227,744,172
Net Change in Unrealized Appreciation (Depreciation)	218,289,345	(740,784,231)

Net Increase (Decrease) in Net Assets Resulting From Operations	328,951,140	(489,513,608)

Distributions:
Class A Shares	(8,876,579)	(8,728,029)
Class I Shares	(192,009,334)	(188,247,298)

Total Distributions	(200,885,913)	(196,975,327)

Capital Share Transactions:(1)
Class A Shares
Issued	20,725,271	26,291,643
Reinvestment of Distributions	7,451,761	6,523,848
Redemption Fees - Note 2	12,232	–
Redeemed	(22,120,237)	(38,144,477)

Net Class A Share Transactions	6,069,027	(5,328,986)

Class I Shares
Issued	698,251,070	451,004,682
Reinvestment of Distributions	152,324,679	142,111,899
Redeemed	(678,530,802)	(457,720,571)

Net Class I Share Transactions	172,044,947	135,396,010

Net Increase in Net Assets From Capital Share Transactions	178,113,974	130,067,024

Total Increase (Decrease) in Net Assets	306,179,201	(556,421,911)

Net Assets:
Beginning of Year	1,811,494,420	2,367,916,331

End of Year	$2,117,673,621	$1,811,494,420

(1)	For share transactions, see Note 7 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net Investment Income	$16,422,202	$6,179,452
Net Realized Gain	27,836,766	14,878,834
Net Change in Unrealized Appreciation (Depreciation)	62,670,696	(189,001,054)

Net Increase (Decrease) in Net Assets Resulting From Operations	106,929,664	(167,942,768)

Distributions:
Class I Shares	(15,253,620)	(32,578,533)
Investor Shares	(278,165)	(590,017)

Total Distributions	(15,531,785)	(33,168,550)

Capital Share Transactions:(1)
Class I Shares
Issued	258,242,841	391,630,329
Reinvestment of Distributions	9,844,353	25,377,608
Redeemed	(323,806,779)	(282,538,678)

Net Class I Share Transactions	(55,719,585)	134,469,259

Investor Shares
Issued	8,308,024	13,114,654
Reinvestment of Distributions	257,503	501,729
Redeemed	(6,499,264)	(5,396,717)

Net Investor Share Transactions	2,066,263	8,219,666

Net Increase (Decrease) in Net Assets From Capital Share Transactions	(53,653,322)	142,688,925

Total Increase (Decrease) in Net Assets	37,744,557	(58,422,393)

Net Assets:
Beginning of Year	514,192,049	572,614,442

End of Year	$551,936,606	$514,192,049

(1)	For share transactions, see Note 7 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Class A Shares

	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019

Net Asset Value, Beginning of Period	$ 11.56	$ 15.91	$ 11.45	$ 9.75	$ 9.55

Income (Loss) from Investment Operations:

Net Investment Income*	0.27	0.12	0.12	0.11	0.09

Net Realized and Unrealized Gain (Loss)	1.77	(3.21)	4.94	1.86	0.11

Total from Investment Operations	2.04	(3.09)	5.06	1.97	0.20

Dividends and Distributions:

Net Investment Income	(0.05)	(0.73)	(0.35)	(0.27)	—

Capital Gains	(1.43)	(0.53)	(0.25)	—	—

Total Dividends and Distributions	(1.48)	(1.26)	(0.60)	(0.27)	—

Net Asset Value, End of Period	$ 12.12	$ 11.56	$ 15.91	$ 11.45	$ 9.75

Total Return†	18.83%	(20.79)%	45.38%	20.64%	2.09%

Ratios and Supplemental Data

Net Assets, End of Period (Thousands)	$ 80,526	$ 70,443	$ 105,632	$ 59,266	$ 56,434

Ratio of Expenses to Average Net Assets(1)	1.28%	1.26%	1.28%	1.30%	1.30%

Ratio of Expenses to Average Net Assets (Excluding Waivers, Recaptured Fees and Fees Paid Indirectly)	1.28%	1.26%	1.28%	1.30%	1.30%

Ratio of Net Investment Income to Average Net Assets	2.26%	0.87%	0.81%	1.01%	0.93%

Portfolio Turnover Rate	39%	58%	45%	50%	31%

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Class I Shares

	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019

Net Asset Value, Beginning of Period	$ 11.52	$ 15.87	$ 11.41	$ 9.73	$ 9.53

Income (Loss) from Investment Operations:

Net Investment Income*	0.29	0.15	0.15	0.13	0.12

Net Realized and Unrealized Gain (Loss)	1.77	(3.20)	4.93	1.85	0.10

Total from Investment Operations	2.06	(3.05)	5.08	1.98	0.22

Dividends and Distributions:

Net Investment Income	(0.08)	(0.77)	(0.37)	(0.30)	(0.02)

Capital Gains	(1.43)	(0.53)	(0.25)	—	—

Total Dividends and Distributions	(1.51)	(1.30)	(0.62)	(0.30)	(0.02)

Net Asset Value, End of Period	$12.07	$11.52	$15.87	$11.41	$9.73

Total Return†	19.15%	(20.64)%	45.83%	20.81%	2.36%

Ratios and Supplemental Data

Net Assets, End of Period (Thousands)	$ 2,037,148	$ 1,741,051	$ 2,262,284	$ 1,092,683	$ 930,874

Ratio of Expenses to Average Net Assets(1)	1.03%	1.01%	1.03%	1.05%	1.05%

Ratio of Expenses to Average Net Assets (Excluding Waivers, Recaptured Fees and Fees Paid Indirectly)	1.03%	1.01%	1.03%	1.05%	1.05%

Ratio of Net Investment Income to Average Net Assets	2.46%	1.13%	1.06%	1.25%	1.18%

Portfolio Turnover Rate	39%	58%	45%	50%	31%

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Class I Shares

	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019

Net Asset Value, Beginning of Period	$ 12.51	$ 17.42	$ 13.21	$ 12.38	$ 11.31

Income (Loss) from Investment Operations:

Net Investment Income*	0.40	0.15	0.14	0.14	0.16

Net Realized and Unrealized Gain (Loss)	2.16	(4.13)	4.50	1.01	1.04

Total from Investment Operations	2.56	(3.98)	4.64	1.15	1.20

Dividends and Distributions:

Net Investment Income	(0.16)	(0.34)	(0.26)	(0.16)	(0.13)

Capital Gains	(0.18)	(0.59)	(0.17)	(0.16)	—

Total Dividends and Distributions	(0.34)	(0.93)	(0.43)	(0.32)	(0.13)

Net Asset Value, End of Period	$ 14.73	$ 12.51	$ 17.42	$ 13.21	$ 12.38

Total Return†	20.65%	(24.02)%	35.71%	9.41%	10.78%

Ratios and Supplemental Data

Net Assets, End of Period (Thousands)	$ 536,171	$ 502,671	$ 565,278	$ 215,822	$ 168,011

Ratio of Expenses to Average Net Assets(1)	1.04%	1.04%	1.09%(2)	1.10%	1.10%

Ratio of Expenses to Average Net Assets (Excluding Waivers, Recaptured Fees and Fees Paid Indirectly)	1.04%	1.04%	1.06%	1.11%	1.12%

Ratio of Net Investment Income to Average Net Assets	2.77%	1.06%	0.83%	1.11%	1.32%

Portfolio Turnover Rate	53%	62%	56%	61%	45%

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.
(2)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year/Period

	Investor Shares

	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Period Ended October 31, 2019 (1)

Net Asset Value, Beginning of Period	$ 12.44	$ 17.36	$ 13.18	$ 12.36	$ 11.41

Income (Loss) from Investment Operations:

Net Investment Income*	0.36	0.13	0.11	0.13	0.14

Net Realized and Unrealized Gain (Loss)	2.16	(4.14)	4.48	0.98	0.94

Total from Investment Operations	2.52	(4.01)	4.59	1.11	1.08

Dividends and Distributions:

Net Investment Income	(0.13)	(0.32)	(0.24)	(0.13)	(0.13)

Capital Gains	(0.18)	(0.59)	(0.17)	(0.16)	—

Total Dividends and Distributions	(0.31)	(0.91)	(0.41)	(0.29)	(0.13)

Net Asset Value, End of Period	$ 14.65	$ 12.44	$ 17.36	$ 13.18	$ 12.36

Total Return†	20.40%	(24.26)%	35.39%	9.12%	9.61%

Ratios and Supplemental Data

Net Assets, End of Period (Thousands)	$ 15,766	$ 11,521	$ 7,336	$ 1,383	$ 250

Ratio of Expenses to Average Net Assets(2)	1.29%	1.29%	1.34%(3)	1.35%	1.35%††

Ratio of Expenses to Average Net Assets (Excluding Waivers, Recaptured Fees and Fees Paid Indirectly)	1.29%	1.29%	1.31%	1.36%	1.37%††

Ratio of Net Investment Income to Average Net Assets	2.56%	0.87%	0.68%	1.02%	1.32%††

Portfolio Turnover Rate	53%	62%	56%	61%	45%

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
(1)	Investor Class Shares commenced operations December 10, 2018.
(2)	The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.
(3)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2023

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 9 funds. The financial statements herein are those of the Kopernik Global All-Cap Fund and Kopernik International Fund (each a “Fund” and, collectively, the “Funds”). The investment objective of the Funds is long-term growth of capital. The Kopernik Global All-Cap Fund is diversified and invests primarily (at least 40% of its net assets) in equity securities of companies located in at least three countries other than the U.S. The Kopernik International Fund is diversified and invests primarily in equity securities of companies located throughout the world. The financial statements of the remaining funds of the Trust are presented separately. Kopernik Global Investors, LLC serves as the Funds investment adviser (the “Adviser”). The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

Effective September 27, 2018, the Kopernik International Fund Class A shares were redesignated as Investor Class Shares. This share class name change had no impact on any Fund operations or investment policies. The Investor Class Shares commenced operations on December 10, 2018.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2023

actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Options for which the primary market is a national securities exchange are valued at the last bid price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price for long positions and at the closing ask price for written options. Options not traded on a national securities exchange are valued at the last quoted bid price.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures (the “Fair Value Procedures”) established by the Adviser and approved by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the “valuation designee” to determine the fair value of securities and other instruments for which no readily available market quotations are available. The Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) of the Adviser.

Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2023, the total market value of securities in the Kopernik Global All-Cap Fund valued in accordance with fair value procedures was $86,116,517 or 4.1% of the Fund’s net assets. As of October 31, 2023, the Kopernik International Fund valued in accordance with fair value procedures was $33,479,720 or 6.1% of the Fund’s net assets.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Funds calculate their net asset values. The closing prices of such securities may no longer reflect their market value at the time the Funds calculate net asset values if an event that could materially affect the value of those securities (a “Significant Event”)

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2023

has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Funds becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called.

The Funds use Intercontinental Exchange Data Pricing & Reference Data, LLC. (“ICE”) as a third party fair valuation vendor. ICE provides a fair value for foreign securities in the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by ICE in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by ICE. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by ICE are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by ICE using the predetermined confidence interval discussed above.

In accordance with authoritative guidance on fair value measurement under U.S. GAAP, the Funds disclose fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2023

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The following table summarizes the quantitative inputs and assumptions used for items categorized as recurring Level 3 assets as of October 31, 2023. The following disclosures also include qualitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

Asset	Fair Value at October 31, 2023	Valuation Techniques	Unobservable Inputs	Inputs
Kopernik Global All-Cap Fund
Common Stock	$1,746,883	Adjusted Trade Price	Discount Rate	85%
Common Stock	$83,100,910	Adjusted Trade Price	Discount Rate	70%
Rights	$1,268,724	Adjusted Recent Trade Price	Adjusted Vendor Pricing	$0.75
Asset	Fair Value at October 31, 2023	Valuation Techniques	Unobservable Inputs	Inputs
Kopernik International Fund
Common Stock	$33,479,720	Adjusted Trade Price	Discount Rate	70%

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

Federal Income Taxes — It is the Funds’ intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2023

tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended October 31, 2023, the Funds did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on securities purchased are accreted and amortized.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Funds as unrealized gain or loss. The Funds recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized gains (loss) during the period are presented on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. There were no forward foreign currency contracts for the year ended October 31, 2023.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2023

Options Written/Purchased — The Funds may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or a loss. Any realized or unrealized gains (loss) during the period are presented on the Statements of Operations. Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security. The Kopernik Global All-Cap Fund had open option contracts as of October 31, 2023 as disclosed in the Funds’ Schedule of Investments.

For the year ended October 31, 2023, the quarterly average balances of options held by the Funds were as follows:

Kopernik Global All-Cap Fund
Average Quarterly Market Value Contracts Purchased	$30,045,556
Average Quarterly Market Value Contracts Written	$—
Kopernik Global International Fund
Average Quarterly Market Value Contracts Purchased	$5,497,812
Average Quarterly Market Value Contracts Written	$—

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2023

deposit accounts which, at times may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Funds distribute substantially all of their net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Funds retains a redemption fee of 2.00% on redemptions of capital shares held for less than ninety days. Such fees are retained by the Funds for the benefit of the remaining shareholders. For the year ended October 31, 2023, Kopernik Global All-Cap Fund Class A Shares had $12,232 of redemption fees.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of the Administrator and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended October 31, 2023, the Kopernik Global All-Cap Fund and Kopernik International Fund paid $1,435,113 and $419,876, respectively, for these services.

The Funds have adopted a distribution plan with respect to the Class A Shares and Investor Class Shares in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Because these fees are paid out of the Funds’ assets continuously, over time, these fees will increase the cost of your investment. Under the distribution plan, the Funds may receive up to 0.25% of the average daily net assets of the Class A Shares and Investor Class Shares as compensation for distribution and shareholder services.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2023

SS&C Global Investor & Distribution Solutions, Inc. (formerly, DST Asset Manager Solutions, Inc.) serves as transfer agent and dividend disbursing agent for the Fund under the transfer agency agreement with the Trust.

During the year ended October 31, 2023, the Kopernik Global All-Cap Fund and Kopernik International Fund earned cash management credits of $36,446 and $14,752, respectively, which were used to offset transfer agent expenses. These amounts are labeled “Fees Paid Indirectly” on the Statements of Operations.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Funds at a fee calculated at an annual rate of 0.90% of the Funds’ average daily net assets. The Adviser has contractually agreed (effective November 1, 2013 for the Kopernik Global All-Cap Fund and June 30, 2015 (revised February 8, 2017 and March 1, 2018) for the Kopernik International Fund) to reduce its fees and/or reimburse expenses in order to keep total annual fund operating expenses after fee reductions and/or expense reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, “excluded expenses”)) from exceeding certain levels as set forth below until February 28, 2024 (the “Contractual Expense Limit”). Refer to waiver of investment advisory fees on the Statement of Operations for fees waived for the year ended October 31, 2023. This agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2024. During the year ended October 31, 2023, the Funds did not incur any recoupments. Reimbursement of previously waived fees and reimbursed expenses would be recognized as Recovery of Investment Advisory fees previously waived in the Statement of Operations.

	Class A Shares	Class I Shares	Investor Class Shares
Kopernik Global All-Cap Fund	1.35%	1.10%	N/A

Kopernik International Fund	N/A	1.10%	1.35%

N/A - Not Applicable

Prior to March 1, 2018, the Contractual Expense Limit for the Kopernik International Fund was 0.70% for Investor Class Shares and 0.45% for Class I Shares.

If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may receive from the Funds the difference between the total annual fund operating expenses (not including excluded expenses) and the Contractual Expense Limit to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement (or any other agreement) was in place.

For the year ended October 31, 2023, the Funds have completed recapturing previously waived fees by the Adviser.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2023

6. Derivative Transactions:

The following table shows the derivatives categorized by underlying risk exposure.

The fair value of derivative instruments as of October 31, 2023 was as follows:

	Asset Derivatives	Liability Derivatives
Statements of Assets and Liabilities	Fair Value	Statements of Assets and Liabilities	Fair Value

Kopernik Global All-Cap Fund

Equity contracts
Investments, at value*	96,361,630	Options written, at value	–

Total Derivatives not accounted for as hedging instruments	$96,361,630		$–

Kopernik International Fund

Equity contracts
Investments, at value*	25,954,590	Options written, at value	–

Total Derivatives not accounted for as hedging instruments	$25,954,590		$–

*	Includes purchased options and/or swaptions.

The effect of derivative instruments on the Statements of Operations for the year ended October 31, 2023.

Amount of realized gain or (loss) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Purchased Options and Swaptions	Written Options and Swaptions	Futures	Forward Currency Contracts	Swaps	Total

Kopernik Global All-Cap Fund
Equity contracts	$(66,973,396)	$—	$—	$—	$—	$(66,973,396)
Total	$(66,973,396)	$—	$—	$—	$—	$(66,973,396)

Kopernik International Fund
Equity contracts	$(5,673,494)	$—	$ —	$—	$—	$(5,673,494)
Total	$(5,673,494)	$—	$ —	$—	$—	$(5,673,494)

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2023

Change in unrealized appreciation or (depreciation) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Purchased Options and Swaptions	Written Options and Swaptions	Futures	Forward Currency Contracts	Swaps	Total

Kopernik Global All-Cap Fund
Equity contracts	$61,373,658	$—	$—	$—	$—	$61,373,658
Total	$61,373,658	$—	$—	$—	$—	$61,373,658

Kopernik International Fund
Equity contracts	$16,573,573	$—	$—	$—	$—	$16,573,573
Total	$16,573,573	$—	$—	$—	$—	$16,573,573

7. Share Transactions:

Kopernik Global All-Cap Fund	Year Ended October 31, 2023	Year Ended October 31, 2022

Shares Transactions:

Class A Shares

Issued	1,756,272	1,920,273

Reinvestment of Distributions	666,458	456,886

Redeemed	(1,872,496)	(2,919,569)

Increase (Decrease) in Class A Shares	550,234	(542,410)

Class I Shares

Issued	60,174,804	33,658,531

Reinvestment of Distributions	13,673,670	9,998,794

Redeemed	(56,164,122)	(35,093,009)

Increase in Class I Shares	17,684,352	8,564,316

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2023

Kopernik International Fund	Year Ended October 31, 2023	Year Ended October 31, 2022

Shares Transactions:

Class I Shares

Issued	18,422,971	26,144,794

Reinvestment of Distributions	722,742	1,554,403

Redeemed	(22,933,331)	(19,965,757)

Increase (Decrease) in Class I Shares	(3,787,618)	7,733,440

Investor Shares

Issued	586,624	843,964

Reinvestment of Distributions	18,996	30,842

Redeemed	(455,311)	(371,561)

Increase in Investor Shares	150,309	503,245

8. Investment Transactions:

For the year ended October 31, 2023, the purchases and sales of investment securities other than long-term U.S. Government and short-term securities were:

	Purchases	Sales and Maturities
Kopernik Global All-Cap Fund	$ 671,039,915 $	839,560,076
Kopernik International Fund	239,744,865	296,375,836

There were no purchases or sales of long-term U.S. Government securities.

9. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain or (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. The permanent differences are primarily related to investments in Passive Foreign Investment Companies (“PFICs”) and foreign currency. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings (loss) or paid-in capital, as appropriate, in the period that the differences arise.

During the year ended October 31, 2023, there were no permanent difference for the Funds.

The tax character of dividends and distributions declared for the Funds during the years ended October 31, 2023 and October 31, 2022 were as follows:

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2023

	Ordinary Income	Long-Term Capital Gain	Total
Kopernik Global All-Cap Fund
2023	$ 25,819,341	$ 175,066,572	$ 200,885,913
2022	190,465,339	6,509,988	196,975,327

Kopernik International Fund
2023	7,352,357	8,179,428	15,531,785
2022	28,113,609	5,054,941	33,168,550

As of October 31, 2023, the components of accumulated losses on a tax basis were as follows:

	Kopernik Global All-Cap Fund	Kopernik International Fund
Undistributed Ordinary Income	$112,778,524	$41,040,773
Undistributed Long-Term Capital Gains	57,783,655	20,876,468
Unrealized Depreciation	(219,943,150)	(72,293,533)
Other Temporary Differences	(12)	(4)

Total Accumulated Losses	$(49,380,983)	$(10,376,296)

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to investments in derivatives, passive foreign investment companies and losses from wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at October 31, 2023, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Depreciation
Kopernik Global All-Cap Fund	$ 2,275,866,664	$ 64,756,233	$ (284,699,383)	$ (219,943,150)
Kopernik International Fund	605,647,122	79,213,336	(151,506,869)	(72,293,533)

10. Risks:

The Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. The principal risk factors affecting shareholders’ investments in the Funds are set forth below. The following risks pertain to the Funds, unless otherwise noted.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2023

Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Depositary Receipts Risk — Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

Equity Risk — Since the Funds purchase equity securities, the Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Funds’ equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Funds invest, which in turn could negatively impact the Funds’ performance and cause losses on your investment in the Funds. These factors contribute to price volatility, which is the principal risk of investing in the Funds. Foreign Currency Risk — As a result of the Funds’ investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Funds will be subject to foreign currency risk. Foreign currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar, in which case, will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Funds would be adversely affected.

Foreign/Emerging and Frontier Market Security Risk — Non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. Non-U.S. securities are also subject to risks associated with the potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Funds to sell such investments at inopportune times, which could result in losses to the Funds. These additional risks may be heightened with respect to emerging and frontier market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Geographic Focus Risk — To the extent that a large portion of their portfolios is invested in a particular country or region, the Funds may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers within that country or region. As a

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2023

result, the Funds may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Liquidity Risk — Certain securities, including privately placed securities and securities of emerging or frontier market issuers, may be difficult or impossible to sell at the time and the price that the Funds would like. The Funds may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Private Placements Risk — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Funds or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded. Sanctions Risk — On February 24, 2022, Russia launched a large-scale invasion of Ukraine, significantly amplifying already existing geopolitical tensions. Russia’s actions and the resulting responses by the United States and other countries could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia, certain Russian individuals, banking entities and corporations, and Belarus as a response to Russia’s invasion of Ukraine and may impose sanctions on other countries. The extent and duration of the war in Ukraine and the longevity and severity of sanctions remain unknown, but they could have a significant adverse impact on the European economy as well as the price and availability of certain commodities, including oil and natural gas, throughout the world. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund. The sanctions and/or any retaliatory action by Russia could also require the Fund to freeze any existing investments in Russian companies or prohibit the Fund from selling or transacting in these investments and could potentially impact the Fund’s liquidity. In general terms, the overall negative impact to the Fund will depend on the extent to which the Fund is prohibited from selling or otherwise transacting in its investments at any given time and whether a fair market valuation can be readily obtained, particularly for any Russia currency-denominated investments and investments in U.S. dollar-denominated depositary receipts representing securities of Russian issuers.

Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which the Funds invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange. The market for small and medium capitalization companies may be less liquid than the market for larger capitalization companies.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2023

Valuation Risk — Valuation risk is the risk that certain securities may be difficult to value and/or valued incorrectly. This risk may be especially pronounced for investments that may be illiquid or may become illiquid.

11.   Concentration of Shareholders:

At October 31, 2023, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of omnibus accounts that were held on behalf of multiple underlying shareholders was as follows:

	No. of Shareholders	% Ownership

Kopernik Global All-Cap Fund, Class A Shares	3	61%

Kopernik Global All-Cap Fund, Class I Shares	4	66%

Kopernik International Fund, Class I Shares	4	77%

Kopernik International Fund, Investor Class Shares	2	86%

12.   Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

13.   Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund II and Shareholders of Kopernik Global All-Cap Fund and Kopernik International Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Kopernik Global All-Cap Fund and Kopernik International Fund (two of the funds constituting The Advisors’ Inner Circle Fund II, hereafter collectively referred to as the “Funds”) as of October 31, 2023, the related statements of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 28, 2023

We have served as the auditor of one or more investment companies in Kopernik Global Investors, LLC since 2013.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2023

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2023 to October 31, 2023).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2023

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/01/23	Ending Account Value 10/31/23	Annualized Expense Ratios	Expenses Paid During Period*

Kopernik Global All-Cap Fund

Actual Fund Return

Class A Shares	$1,000.00	$1,021.90	1.28%	$6.52

Class I Shares	1,000.00	1,022.90	1.03	5.25

Hypothetical 5% Return

Class I Shares	$1,000.00	$1,020.01	1.03%	$5.24

Class A Shares	1,000.00	1,018.75	1.28	6.51

Kopernik International Fund

Actual Fund Return

Class I Shares	$1,000.00	$1,003.40	1.06%	$5.35

Investor Shares	1,000.00	1,002.70	1.31	6.61

Hypothetical 5% Return

Investor Shares	$1,000.00	$1,018.60	1.31%	$6.67

Class I Shares	1,000.00	1,019.86	1.06	5.40

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period shown).

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2023

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Funds’ investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk. The Program is overseen by the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds.

At a meeting of the Board held on May 23, 2023, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period from January 1, 2022 through December 31, 2022. Among other things, the Program Administrator’s report noted that:

•

The Program Administrator had determined that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk during the period covered by the report.

•	During the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders.

•	No material changes have been made to the Program during the period covered by the report.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2023

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Klauder

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations In the Past Five Years

INTERESTED TRUSTEES [3]

Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.

N. Jeffrey Klauder (Born: 1952)	Trustee (since 2018)	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 9 funds in The Advisors’ Inner Circle Fund II.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2023

are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-887-4KGI. The following chart lists Trustees and Officers as of October 31, 2023.

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, Frost Family of Funds, Catholic Responsible Investments Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and Catholic Responsible Investments Funds. Director of SEI Private Trust Company, SEI Global Fund Services Ltd., SEI Investments Global Limited, SEI Global Master Fund, SEI Global Investments Fund, SEI Global Assets Fund and SEI Investments - Guernsey Limited.

Former Directorships: Trustee of SEI Investments Management Corporation, SEI Trust Company, SEI Investments (South Africa), Limited and SEI Investments (Canada) Company to 2018. Trustee of The KP Funds to 2022.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2023

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name and Year of Birth	Position(s) with Trust and Length of Time Served[1]	Principal Occupation(s) in the Past Five Years

INDEPENDENT TRUSTEES[3]

Kathleen Gaffney (Born: 1961)	Trustee (since 2022)	Retired since 2019. Vice President and Portfolio Manager, Eaton Vance Management from 2012 to 2019.

Joseph T. Grause, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)

Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

Betty L. Krikorian (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.

Robert Mulhall (Born: 1958)	Trustee (since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.

Bruce Speca (Born: 1956)	Trustee (since 2011)

Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.

Monica Walker (Born: 1958)	Trustee (since 2022)	Retired since 2017. Co-Founder, Chairman, Chief Executive Officer and Chief Investment Officer, Holland Capital Management, LLC from 1991 to 2017.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 9 funds in The Advisors’ Inner Circle Fund II.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2023

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, Frost Family of Funds, and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Director of The Korea Fund, Inc. to 2019. Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Trustee of Villanova University Alumni Board of Directors to 2018. Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. Director of Stone Harbor Investments Funds (8 Portfolios), Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund). Director of RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2023

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation(s) in the Past Five Years

OFFICERS

Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments, since 2004.

James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2019)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.

Matthew M. Maher (Born: 1975)	Vice President (since 2018) Secretary (since 2020)

Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2023

Other Directorships Held in the Past Five Years

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2023

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation(s) in the Past Five Years

OFFICERS (continued)

Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.

Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.

Stephen F. Panner (Born: 1970)	Chief Compliance Officer (since 2022)	Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.

Donald Duncan (Born: 1964)	Anti-Money Laundering Compliance Officer and Privacy Officer since 2023)	Chief Compliance Officer and Global Head of Anti-Money Laundering Strategy of SEI Investments Company since January 2023. Head of Global Anti-Money Laundering Program for Hamilton Lane Advisors, LLC from August 2021 until December 2022. Senior VP and Supervising Principal of Hamilton Lane Securities, LLC from June 2016 to August 2021. Senior Director at AXA-Equitable from June 2011 until May 2016. Senior Director at PRUCO Securities, a subsidiary of Prudential Financial, Inc. from October 2005 until December 2009.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2023

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2023

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund II (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on August 22-23, 2023 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2023

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates to the Kopernik Global All-Cap Fund. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Kopernik Global All-Cap Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2023

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2023

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2023 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2023 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2023, the Funds are designating the following items with regard to distributions paid during the year.

Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Qualified Short-Term Capital Gain(5)	Foreign Tax Credit(6)

Kopernik Global All-Cap Fund

85.40%	14.60%	100.00%	1.18%	63.81%	30.56%	4.38%	100.00%	2.01%

Kopernik International Fund

48.54%	51.46%	100.00%	1.10%	59.63%	46.36%	6.23%	0.00%	7.82%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Gov- ernment obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage of this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

(6)

The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2023. The Funds intend to pass through a Foreign Tax Credit to shareholders for fiscal year ended 2023. For Kopernik Global All-Cap Fund, the total amount of foreign source income is $52,701,175 and the total amount of foreign tax paid is $4,116,924. For Kopernik International Fund, the total amount of foreign source income is $15,761,747 and the total amount of foreign tax paid is $1,317,950. Your allocable share of the foreign tax credit will be reported on form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ending December 31, 2023. Complete information will be computed and reported with your 2023 Form 1099-DIV.

NOTES

NOTES

Kopernik Funds

c/o SS&C Global Investor & Distribution Solutions, Inc.

P.O. Box 219009

Kansas City, MO 64121-9009

855-887-4KGI

Adviser:

Kopernik Global Investors, LLC

Two Harbour Place

302 Knights Run Avenue, Suite 1225

Tampa, Florida 33602

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

2222 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

KGI-AR-001-1000

(b)	Not applicable.

Item 2.	Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial expert is Robert Mulhall. Mr. Mulhall is considered to be “independent”, as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to Trust.

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2023			2022
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$133,050	None	None	$107,050	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees(2)	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax return preparation fees for affiliates of the Funds.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2023	2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2023 and 2022, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i) Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j) Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR § 240.3b-4.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: January 9, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: January 9, 2024

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO

Date: January 9, 2024